Document and Entity Information	12 Months Ended
Dec. 31, 2011
Document Information [Line Items]
Document Type	S-1
Amendment Flag	false
Document Period End Date	Dec 31, 2011
Trading Symbol	ck0000789388
Entity Registrant Name	SUNGARD DATA SYSTEMS INC
Entity Central Index Key	0000789388
Entity Filer Category	Non-accelerated Filer

Consolidated Balance Sheets (USD $) In Millions, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Current:
Cash and cash equivalents	$ 1,378	$ 868	$ 771
Trade receivables, net of allowance for doubtful accounts	714	802	833
Earned but unbilled receivables	146	149	135
Prepaid expenses and other current assets	144	117	166
Clearing broker assets	217	213	230
Deferred income taxes			7
Assets held for sale		1,326	1,339
Total current assets	2,599	3,475	3,481
Property and equipment, less accumulated depreciation	894	893	892
Software products, less accumulated amortization	510	554	723
Customer base, less accumulated amortization	1,532	1,580	1,806
Other intangible assets, less accumulated amortization	127	144	187
Trade name, less accumulated amortization	1,019	1,019	1,023
Goodwill	4,904	4,885	4,856
Total Assets	11,585	12,550	12,968
Current:
Short-term and current portion of long-term debt	508	10	9
Accounts payable	35	60	63
Accrued compensation and benefits	215	300	284
Accrued interest expense	101	92	103
Other accrued expenses		342	407
Accrued income taxes	434	24
Other accrued expenses	310	318
Clearing broker liabilities	178	179	210
Deferred revenue	872	862	887
Deferred income taxes		76
Liabilities related to assets held for sale		230	246
Total current liabilities	2,653	2,151	2,209
Long-term debt	6,101	7,819	8,046
Deferred income taxes	1,098	1,119	1,106
Total liabilities	9,852	11,089	11,361
Commitments and contingencies
Stockholder's equity:
Common stock, par value $.01 per share; 100 shares authorized, issued and outstanding
Capital in excess of par value	3,794	3,793	3,773
Accumulated deficit	(2,051)	(2,286)	(2,137)
Accumulated other comprehensive income (loss)	(10)	(46)	(29)
Total stockholder's equity	1,733	1,461	1,607
Total Liabilities and Stockholder's Equity	$ 11,585	$ 12,550	$ 12,968

Consolidated Balance Sheets (Parenthetical) (USD $) In Millions, except Share data, unless otherwise specified	Mar. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Trade receivables, allowance for doubtful accounts	$ 46	$ 38	$ 37
Property and equipment, accumulated depreciation	1,361	1,296	1,109
Software products, accumulated amortization	1,492	1,431	1,203
Customer base, accumulated amortization	1,331	1,269	1,049
Other intangible assets, accumulated amortization	25	22	23
Trade name, accumulated amortization	$ 1	$ 10	$ 7
Common stock, par value	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized	100	100	100
Common stock, issued	100	100	100
Common stock, outstanding	100	100	100

Consolidated Statements of Comprehensive Income (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Revenue:
Services	$ 989	$ 995	$ 4,114	$ 4,075	$ 4,405
License and resale fees	31	61	289	295	245
Total products and services	1,020	1,056	4,403	4,370	4,650
Reimbursed expenses	19	30	96	120	156
Revenue, Net, Total	1,039	1,086	4,499	4,490	4,806
Costs and expenses:
Cost of sales and direct operating	469	494	1,891	1,937	2,249
Sales, marketing and administration	258	262	1,095	1,042	992
Product development and maintenance	88	95	422	372	354
Depreciation and amortization	71	69	272	278	275
Amortization of acquisition-related intangible assets	102	117	438	451	496
Goodwill impairment charges			48	205	1,126
Costs and Expenses, Total	988	1,037	4,166	4,285	5,492
Operating income (loss)	51	49	333	205	(686)
Interest income		1	3	2	7
Interest expense and amortization of deferred financing fees	(122)	(137)	(524)	(638)	(637)
Loss on extinguishment of debt	(15)	(2)	(3)	(58)
Other income (expense)	2			7	15
Income (loss) from continuing operations before income taxes	(84)	(89)	(191)	(482)	(1,301)
Benefit from (provision for) income taxes	7	11	118	68	116
Income (loss) from continuing operations	(77)	(78)	(73)	(414)	(1,185)
Income (loss) from discontinued operations, net of tax	312	55	(76)	(156)	67
Net income (loss)	235	(23)	(149)	(570)	(1,118)
Other Comprehensive income (loss):
Foreign currency translation	33	57	(26)	(41)	80
Less: foreign currency translation reclassified into income				109
Foreign currency translation, net	33	57	(26)	68	80
Unrealized gain (loss) on derivative instruments		(1)	(16)	(49)	(51)
Less: gain (loss) on derivatives reclassified into income	4	13	34	85	80
Less: income tax benefit (expense)	(1)	(4)	(9)	(12)	(11)
Net unrealized gain (loss) on derivative instruments, net of tax	3	8	9	24	18
Comprehensive income (loss)	$ 271	$ 42	$ (166)	$ (478)	$ (1,020)

Consolidated Statements of Cash Flows (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Cash flow from operations:
Net income (loss)	$ 235	$ (23)	$ (149)	$ (570)	$ (1,118)
Income (loss) from discontinued operations	312	55	(76)	(156)	67
Income (loss) from continuing operations	(77)	(78)	(73)	(414)	(1,185)
Reconciliation of income (loss) from continuing operations to cash flow from (used in) operations:
Depreciation and amortization	173	186	710	729	771
Goodwill impairment charge			48	205	1,126
Deferred income tax provision (benefit)	34	(23)	(158)	(84)	(157)
Stock compensation expense	11	6	33	29	31
Amortization of deferred financing costs and debt discount	12	10	40	43	42
Loss on extinguishment of debt	15	2	3	58
Other non-cash items	(2)	1	2	3	(14)
Accounts receivable and other current assets	87	73	73	22	(15)
Accounts payable and accrued expenses	(119)	(109)	(36)	30	(73)
Accrued income tax	(64)	(2)
Clearing broker assets and liabilities, net	(4)	(4)	(14)	18	(39)
Deferred revenue	1	5	(26)	(36)	62
Cash flow from (used in) continuing operations	67	67	602	603	549
Cash flow from (used in) discontinued operations	8	(14)	76	118	90
Cash flow from (used in) operations	75	53	678	721	639
Investment activities:
Cash paid for acquired businesses, net of cash acquired	(6)	(19)	(35)	(82)	(13)
Cash paid for property and equipment and software	(60)	(61)	(276)	(298)	(315)
Other investing activities	3	1	(4)	4	5
Cash provided by (used in) continuing operations	(63)	(79)	(315)	(376)	(323)
Cash provided by (used in) discontinued operations	1,740	(3)	(11)	116	(10)
Cash provided by (used in) investment activities	1,677	(82)	(326)	(260)	(333)
Financing activities:
Cash received from borrowings, net of fees	(19)	14	1	1,633	202
Cash used to repay debt	(1,225)	(1)	(239)	(1,924)	(825)
Premium paid to retire debt				(41)
Other financing activities	(10)	(2)	(15)	(12)	(3)
Cash provided by (used in) continuing operations	(1,254)	11	(253)	(344)	(626)
Cash provided by (used in) discontinued operations					(2)
Cash provided by (used in) financing activities	(1,254)	11	(253)	(344)	(628)
Effect of exchange rate changes on cash	7	16	(4)	(3)	11
Increase (decrease) in cash and cash equivalents	505	(2)	95	114	(311)
Beginning cash and cash equivalents includes cash of discontinued operations	873	778	778	664	975
Ending cash and cash equivalents includes cash of discontinued operations	$ 1,378	$ 776	$ 873	$ 778	$ 664

Consolidated Statements of Cash Flows (Parenthetical) (USD $) In Millions, unless otherwise specified	Dec. 31, 2011	Mar. 31, 2011	Dec. 31, 2010	Dec. 31, 2009	Dec. 31, 2008
Beginning cash and cash equivalents, cash of discontinued operations	$ 5	$ 7	$ 7	$ 27	$ 12
Ending cash and cash equivalents, cash of discontinued operations	$ 5	$ 7	$ 7	$ 27	$ 12

Consolidated Statement of Changes in Stockholder's Equity (USD $) In Millions	Total	Capital in Excess of Par Value	Retained Earnings (Accumulated Deficit)	Foreign Currency Translation	Net Unrealized Gain (Loss) on Derivative Instruments
Beginning Balance at Dec. 31, 2008	$ 3,063	$ 3,731	$ (449)	$ (159)	$ (60)
Net income (loss)	(1,118)		(1,118)
Foreign currency translation	80			80
Net unrealized gain on derivative instruments (net of tax provision of $9 in 2011, $12 in 2010 and $11 in 2009)	18				18
Stock compensation expense	33	33
Other	(9)	(9)
Ending Balance at Dec. 31, 2009	2,067	3,755	(1,567)	(79)	(42)
Net income (loss)	(570)		(570)
Foreign currency translation	68			68
Net unrealized gain on derivative instruments (net of tax provision of $9 in 2011, $12 in 2010 and $11 in 2009)	24				24
Stock compensation expense	31	31
Other	(13)	(13)
Ending Balance at Dec. 31, 2010	1,607	3,773	(2,137)	(11)	(18)
Net income (loss)	(149)		(149)
Foreign currency translation	(26)			(26)
Net unrealized gain on derivative instruments (net of tax provision of $9 in 2011, $12 in 2010 and $11 in 2009)	9				9
Stock compensation expense	35	35
Other	(15)	(15)
Ending Balance at Dec. 31, 2011	$ 1,461	$ 3,793	$ (2,286)	$ (37)	$ (9)

Consolidated Statement of Changes in Stockholder's Equity (Parenthetical) (USD $) In Millions, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Dec. 31, 2011	Dec. 31, 2010	Dec. 31, 2009
Foreign currency translation, impact of the sale of a business				$ 109
Net unrealized gain on derivative instruments, tax provision	$ (1)	$ (4)	$ (9)	$ (12)	$ (11)

Basis of Presentation and Summary of Significant Accounting Policies	12 Months Ended
Dec. 31, 2011
Basis of Presentation and Summary of Significant Accounting Policies

1. Basis of Presentation and Summary of Significant Accounting Policies:

SunGard Data Systems Inc. (“SunGard”, or the “Company”) was acquired on August 11, 2005 (the “LBO”) in a leveraged buy-out by a consortium of private equity investment funds associated with Bain Capital Partners, The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co., Providence Equity Partners, Silver Lake and TPG (collectively, the “Sponsors”).

SunGard is a wholly owned subsidiary of SunGard Holdco LLC, which is wholly owned by SunGard Holding Corp., which is wholly owned by SunGard Capital Corp. II (“SCCII”), which is a subsidiary of SunGard Capital Corp. (“SCC”). SCC and SCCII are collectively referred to as the “Parent Companies.” All four of these companies were formed in 2005 for the purpose of facilitating the LBO and are collectively referred to as the “Holding Companies.”

The Holding Companies have no other operations beyond those of their ownership of SunGard. SunGard is one of the world’s leading software and technology services companies and has three segments: Financial Systems (“FS”), Availability Services (“AS”) and Other, which is comprised of the Company’s Public Sector business (“PS”) and K-12 Education business. The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany transactions and accounts have been eliminated.

Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make many estimates and judgments that affect the reported amounts of assets, liabilities, revenue and expenses. The Company evaluates its estimates and judgments on an ongoing basis and revises them when necessary. Actual results may differ from the original or revised estimates.

The presentation of certain prior year amounts has been revised to conform to the current year presentation.

Revenue Recognition

In the fourth quarter of 2010 the Company adopted, retrospective to the beginning of the year, the provisions of Accounting Standards Update No. 2009-13, Revenue Recognition—Multiple-Deliverable Revenue Arrangements (“ASU 2009-13”) and Accounting Standards Update 2009-14, Software-Certain Revenue Arrangements that Include Software Elements (“ASU 2009-14”). ASU 2009-13 amended existing accounting guidance for revenue recognition for multiple-element arrangements by establishing a selling price hierarchy that allows for the best estimated selling price (“BESP”) to determine the allocation of arrangement consideration to a deliverable in a multiple element arrangement where neither vendor specific objective evidence (“VSOE”) nor third-party evidence (“TPE”) is available for that deliverable. ASU 2009-14 modifies the scope of existing software guidance to exclude tangible products containing software components and non-software components that function together to deliver the product’s essential functionality. In addition, ASU 2009-14 provides guidance on how a vendor should allocate arrangement consideration to non-software and software deliverables in an arrangement where the vendor sells tangible products containing software components that are essential in delivering the tangible product’s functionality. The impact of the adoption of ASU 2009-13 and ASU 2009-14 was not material to the results of operations for 2010.

The following criteria must be met in determining whether revenue may be recorded: persuasive evidence of a contract exists; services have been provided; the price is fixed or determinable; and collection is reasonably assured.

The Company generates revenue from the following sources: (1) services revenue, which includes revenue from processing services, software maintenance and support, software rentals, recovery and managed services, professional services and broker/dealer fees; and, (2) software license fees, which result from contracts that permit the customer to use a SunGard product at the customer’s site.

Services revenue is recorded as the services are provided based on the fair value of each element. Most AS services revenue consists of fixed monthly fees based upon the specific computer configuration or business process for which the service is being provided. When recovering from an interruption, customers generally are contractually obligated to pay additional fees, which typically cover the incremental costs of supporting customers during recoveries. FS services revenue includes monthly fees, which may include a fixed minimum fee and/or variable fees based on a measure of volume or activity, such as the number of accounts, trades or transactions, users or the number of hours of service.

For fixed-fee professional services contracts, services revenue is recorded based upon proportional performance, measured by the actual number of hours incurred divided by the total estimated number of hours for the project. Changes in the estimated costs or hours to complete the contract and losses, if any, are reflected in the period during which the change or loss becomes known.

License fees result from contracts that permit the customer to use a SunGard software product at the customer’s site. Generally, these contracts are multiple-element arrangements since they usually provide for professional services and ongoing software maintenance. In these instances, license fees are recognized upon the signing of the contract and delivery of the software if the license fee is fixed or determinable, collection is probable, and there is sufficient vendor specific evidence of the fair value of each undelivered element. When there are significant program modifications or customization, installation, systems integration or related services, the professional services and license revenue are combined and recorded based upon proportional performance, measured in the manner described above. Revenue is recorded when billed when customer payments are extended beyond normal billing terms, or at acceptance when there is significant acceptance, technology or service risk. Revenue also is recorded over the longest service period in those instances where the software is bundled together with post-delivery services and there is not sufficient evidence of the fair value of each undelivered service element.

With respect to software related multiple element arrangements, sufficient evidence of fair value is defined as VSOE. If there is no VSOE of the fair value of the delivered element (which is usually the software) but there is VSOE of the fair value of each of the undelivered elements (which are usually maintenance and professional services), then the residual method is used to determine the revenue for the delivered element. The revenue for each of the undelivered elements is set at the fair value of those elements using VSOE of the price paid when each of the undelivered elements is sold separately. The revenue remaining after allocation to the undelivered elements (i.e., the residual) is allocated to the delivered element.

VSOE supporting the fair value of maintenance is based on the optional renewal rates for each product and is typically 18% to 20% of the software license fee per year. VSOE supporting the fair value of professional services is based on the standard daily rates charged when those services are sold separately.

In some software related multiple-element arrangements, the maintenance or services rates are discounted. In these cases, a portion of the software license fee is deferred and recognized as the maintenance or services are performed based on VSOE of the services.

From time to time, the Company enters into arrangements with customers that purchase non-software related services at the same time, or within close proximity, of purchasing software (non-software multiple-element arrangements). Each element within a non-software multiple-element arrangement is accounted for as a separate unit of accounting provided the following criteria are met: the delivered services have value to the customer on a standalone basis; and for an arrangement that includes a general right of return relative to the delivered services, delivery or performance of the undelivered service is considered probable and is substantially controlled by the Company. Where the criteria for a separate unit of accounting are not met, the deliverable is combined with the undelivered element(s) and treated as a single unit of accounting for the purposes of allocation of the arrangement consideration and revenue recognition.

For non-software multiple-element arrangements, the Company allocates revenue to each element based on a selling price hierarchy at the arrangement inception. During 2009 the fair value of each undelivered element was determined using VSOE, and the residual method was used to assign a fair value to the delivered element if its VSOE was not available. Under the new rules for 2010 and 2011 described above, the selling price for each element is based upon the following selling price hierarchy: VSOE then TPE then BESP. The total arrangement consideration is allocated to each separate unit of accounting for each of the non-software deliverables using the relative selling prices of each unit based on this hierarchy. The Company limits the amount of revenue recognized for delivered elements to an amount that is not contingent upon future delivery of additional products or services or meeting of any specified performance conditions. Since under the new hierarchy a fair value for each element will be determinable, the residual method is no longer used.

To determine the selling price in non-software multiple-element arrangements, the Company establishes VSOE of the selling price using the price charged for a deliverable when sold separately. Where VSOE does not exist, TPE is established by evaluating similar competitor products or services in standalone arrangements with similarly situated customers. If the Company is unable to determine the selling price because VSOE or TPE doesn’t exist, it determines BESP for the purposes of allocating the arrangement by considering pricing practices, margin, competition and geographies in which it offers its products and services.

Unbilled receivables are created when services are performed or software is delivered and revenue is recognized in advance of billings. Deferred revenue is created when billing occurs in advance of performing services or when all revenue recognition criteria have not been met.

Cash and Cash Equivalents

Cash and cash equivalents consist of investments that are readily convertible into cash and have original maturities of three months or less.

Concentration of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risk consist primarily of accounts receivable. The Company sells a significant portion of its products and services to the financial services industry and could be affected by the overall condition of that industry. The Company believes that any credit risk associated with accounts receivable is substantially mitigated by the relatively large number of customer accounts and reasonably short collection terms. Accounts receivable are stated at estimated net realizable value, which approximates fair value. By policy, the Company places its available cash and short-term investments with institutions of high credit-quality and limits the amount of credit exposure to any one issuer.

Foreign Currency Translation

The functional currency of each of the Company’s foreign operations is generally the local currency of the country in which the operation is located. All assets and liabilities are translated into U.S. dollars using exchange rates in effect at the balance sheet date. Revenue and expenses are translated using average exchange rates during the period.

Increases and decreases in net assets resulting from currency translation are reflected in stockholder’s equity as a component of accumulated other comprehensive income (loss).

Legal Fees

Legal fees expected to be incurred defending the Company in connection with an asserted claim are accrued when they are probable of being incurred and can be reasonably estimated.

Property and Equipment

Property and equipment are recorded at cost and depreciated on the straight-line method over the estimated useful lives of the assets (three to eight years for equipment and ten to 40 years for buildings and improvements). Leasehold improvements are amortized ratably over their remaining lease term or useful life, if shorter. Depreciation and amortization of property and equipment in continuing operations was $237 million in 2009, $232 million in 2010 and $221 million in 2011.

Software Products

Software development costs are expensed as incurred and consist primarily of design and development costs of new products and significant enhancements to existing products incurred before the establishment of technological feasibility. Recoverable costs incurred subsequent to technological feasibility of new products and enhancements to existing products as well as costs incurred to purchase or to create and implement internal-use software, which includes software coding, installation, testing and certain data conversions, and software obtained through business acquisitions are capitalized and amortized over the estimated useful lives of the related products, generally three to twelve years (average life is eight years), using the straight-line method or the ratio of current revenue to current and anticipated revenue from such software, whichever provides the greater amortization. Amortization of all software products of continuing operations, including software acquired in business acquisitions and software purchased for internal use, aggregated $269 million in 2009, $245 million in 2010 and $236 million in 2011. Software development expense of continuing operations was $180 million in 2010 and $201 million in 2011. Capitalized development costs of continuing operations were $11 million in 2010 and $10 million in 2011.

Purchase Accounting and Intangible Assets

Purchase accounting requires that all assets and liabilities be recorded at fair value on the acquisition date, including identifiable intangible assets separate from goodwill. Identifiable intangible assets include customer base (which includes customer contracts and relationships), software and trade name. Goodwill represents the excess of cost over the fair value of net assets acquired.

The estimated fair values and useful lives of identifiable intangible assets are based on many factors, including estimates and assumptions of future operating performance and cash flows of the acquired business, the nature of the business acquired, the specific characteristics of the identified intangible assets, and our historical experience and that of the acquired business. The estimates and assumptions used to determine the fair values and useful lives of identified intangible assets could change due to numerous factors, including product demand, market conditions, technological developments, economic conditions and competition. In connection with our determination of fair values for the LBO and for other significant acquisitions, the Company engages independent appraisal firms to assist with the valuation of intangible (and certain tangible) assets acquired and certain assumed obligations.

Customer Base Intangible Assets

Customer base intangible assets represent customer contracts and relationships obtained as a result of the LBO and as part of acquired businesses and are amortized using the straight-line method over their estimated useful lives, ranging from three to 18 years (average life is 12 years). Amortization of all customer base intangible assets of continuing operations aggregated $253 million in 2009, $246 million in 2010 and $245 million in 2011.

Other Intangible Assets

Other intangible assets consist primarily of deferred financing costs incurred in connection with debt issued in the LBO and amendments to our debt and other financing transactions (see Note 5), noncompetition agreements, long-term accounts receivable, prepayments and long-term investments. Deferred financing costs are amortized over the term of the related debt. Noncompetition agreements are amortized using the straight-line method over their stated terms, ranging from two to five years.

Impairment Reviews for Long-Lived Assets

The Company periodically reviews carrying values and useful lives of long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. Factors that could indicate an impairment include significant underperformance of the asset as compared to historical or projected future operating results, or significant negative industry or economic trends. When the Company determines that the carrying value of an asset may not be recoverable, the related estimated future undiscounted cash flows expected to result from the use and eventual disposition of the asset are compared to the carrying value of the asset. If the sum of the estimated future undiscounted cash flows is less than the carrying amount, an impairment charge is recorded based on the difference between the carrying value of the asset and its fair value, which the Company estimates based on discounted expected future cash flows. In determining whether an asset is impaired, the Company makes assumptions regarding recoverability of costs, estimated future cash flows from the asset, intended use of the asset and other relevant factors. If these estimates or their related assumptions change, impairment charges for these assets may be required.

Future Amortization of Acquisition-Related Intangible Assets

Based on amounts recorded at December 31, 2011, total expected amortization of all acquisition-related intangible assets in each of the years ended December 31 follows (in millions):

2012	$392
2013	338
2014	285
2015	228
2016	211

Trade Name

The trade name intangible asset primarily represents the fair value of the SunGard trade name at the LBO and is an indefinite-lived asset not subject to amortization. The Company performed its annual impairment test of the SunGard trade name in the third quarter and based on the results of this test, the fair value of the trade name exceeded its carrying value, resulting in no impairment of the trade name. As a result of the expected sale of the Higher Education business (“HE”), future cash flows which drive the value of the trade name were decreased, and the amount by which the estimated fair value of the trade name exceeded its carrying value was lower in the current year impairment test compared to prior years. A one-percent decrease in the assumed royalty rate or a one-percent increase in the discount rate assumption would have resulted in an impairment of the trade name asset. To the extent that additional businesses are divested in the future or there is a deterioration of projected future earnings in the business, the cash flows supporting the trade name will further decline and impairment charges may result.

Goodwill

Generally accepted accounting principles in the United States require the Company to perform a goodwill impairment test, a two-step test, annually and more frequently when negative conditions or a triggering event arise. The Company completes its annual goodwill impairment test as of July 1 for each of its 13 reporting units. In step one, the estimated fair value of each reporting unit is compared to its carrying value. The Company estimated the fair values of each reporting unit by a combination of (i) estimation of the discounted cash flows of each of the reporting units based on projected earnings in the future (the income approach) and (ii) a comparative analysis of revenue and EBITDA multiples of public companies in similar markets (the market approach). If there is a deficiency (the estimated fair value of a reporting unit is less than its carrying value), a step two test is required. In step two, the amount of any goodwill impairment is measured by comparing the implied fair value of the reporting unit’s goodwill to the carrying value of goodwill, with the resulting impairment reflected in operations. The implied fair value is determined in the same manner as the amount of goodwill recognized in a business combination.

Estimating the fair value of a reporting unit requires various assumptions including projections of future cash flows, perpetual growth rates and discount rates that reflect the risks associated with achieving those cash flows. The assumptions about future cash flows and growth rates are based on management’s assessment of a number of factors including the reporting unit’s recent performance against budget, performance in the market that the reporting unit serves as well as industry and general economic data from third party sources. Discount rate assumptions are based on an assessment of the risk inherent in those future cash flows. Changes to the underlying businesses could affect the future cash flows, which in turn could affect the fair value of the reporting unit. For the most recent annual impairment test as of July 1, 2011, the discount rates and perpetual growth rates used were between 10% and 12% and 3% and 4%, respectively. Based on the results of the step one tests, the Company determined that the fair values of each of its reporting units exceeded carrying value and a step two test was not required for any of its 13 reporting units.

The Company has three reporting units, whose goodwill balances in the aggregate total $1.2 billion as of December 31, 2011, where the excess of the estimated fair value over the carrying value of the reporting unit was less than 15% of the carrying value as of the July 1, 2011 impairment test. A one percentage point decrease in the perpetual growth rate or a one percentage point increase in the discount rate would cause each of these reporting units to fail the step one test and require a step two analysis, and some or all of this goodwill could be impaired. Furthermore, if any of these units fail to achieve expected performance levels in the next twelve months or experience a downturn in the business below current expectations, goodwill could be impaired. The Company’s remaining 10 reporting units, whose goodwill balances in aggregate total $4.6 billion at December 31, 2011 each had estimated fair values which exceeded the carrying value of the reporting unit by at least 20% as of the July 1, 2011 impairment test. Two of the Company’s 13 reporting units, whose combined goodwill balance was $929 million and was included in assets held for sale as of December 31, 2011, were sold in connection with the HE sale in January 2012.

In 2009, the Company recorded an adjustment to the state income tax rate used to calculate the deferred income tax liabilities associated with the intangible assets at the LBO date which resulted in reductions to the deferred tax liability and goodwill balances of approximately $114 million. During 2011 the Company determined that the 2009 adjustment was incorrect and has reversed it, thereby increasing the deferred tax liability and goodwill balances each by approximately $100 million for continuing operations and $14 million for assets (liabilities) held for sale. As a result of this correction, the Company recorded a goodwill impairment charge of $48 million in continuing operations, of which $36 million related to the impairment charge in 2009 and $12 million related to the impairment charge in 2010, and recorded a $3 million goodwill impairment charge in discontinued operations that related to the 2010 impairment charge. In addition, the Company recorded an income tax benefit of $48 million, of which $35 million related to prior periods, reflecting the amortization of the deferred income tax liability which benefit would have been reflected in the statement of comprehensive income had the 2009 adjustment not been made. Had the Company recorded the goodwill impairment charges in the correct periods, the impairment charge for 2009 would have been $1.162 billion, and the impairment charge in 2010 would have been $217 million recorded in continuing operations. The Company has assessed the impact of correcting these errors in the current period and does not believe that these amounts are material to any prior period financial statements, nor is the correction of these errors material to the 2011 financial statements. As a result, the Company has not restated any prior period amounts.

Based on the results of the step one test for the July 1 annual impairment test for 2010, the Company determined that the carrying values of its PS reporting unit, its Public Sector United Kingdom (“PS UK”) reporting unit, which was sold in December 2010 and is included in discontinued operations, and its Higher Education Managed Services (“HE MS”) reporting units, which, along with the remainder of HE, was sold in January 2012 and is included in discontinued operations, were in excess of their respective fair values and a step two test was required for each of these reporting units. The primary driver for the decline in the fair value of each of the reporting units compared to the prior year is the reduction in the perpetual growth rate assumption used for each of these three reporting units, stemming from the recent disruption in the global financial markets, particularly the markets which these three reporting units serve. Furthermore, there was a decline in the cash flow projections for the PS and PS UK reporting units, compared to those used in the 2009 goodwill impairment test, as a result of decline in the overall outlook for these two reporting units. Additionally, the discount rate assumption used for the PS UK reporting unit was higher than the discount rate used in the 2009 impairment test.

A one percentage point increase in the perpetual growth rate or a one percentage point decrease in the discount rate would have resulted in the HE MS reporting unit having a fair value in excess of carrying value and a step two test would not have been required.

Prior to completing the step two tests, the Company first evaluated the long-lived assets, primarily the software, customer base and property and equipment, for impairment. In performing the impairment tests for long-lived assets, the Company estimated the undiscounted cash flows for the asset groups over the remaining useful lives of the reporting unit’s primary asset and compared that to the carrying value of the asset groups. There was no impairment of the long-lived assets.

In completing the step two tests to determine the implied fair value of goodwill and therefore the amount of impairment, the Company first determined the fair value of the tangible and intangible assets and liabilities. Based on the testing performed, the Company determined that the carrying value of goodwill exceeded its implied fair value for each of the three reporting units and recorded a goodwill impairment charge of $328 million, of which $205 million is now presented in continuing operations and $123 million in discontinued operations.

During 2009, based on an evaluation of year-end results and a reduction in the revenue growth outlook for the AS business, the Company concluded that AS had experienced a triggering event in its North American reporting unit (“AS NA”), one of two reporting units identified in the July 1, 2009 annual impairment test where the excess of the estimated fair value over the carrying value was less than 10%. As a result, the Company determined that the carrying value of AS NA was in excess of its fair value. In completing the step two test, we determined that the carrying value of AS NA’s goodwill exceeded its implied fair value by $1.126 billion and recorded a goodwill impairment charge for this amount.

The following table summarizes changes in goodwill by segment (in millions):

	Cost				Accumulated Impairment
	FS	AS	Other	Subtotal	AS	Other	Subtotal	Total
Balance at December 31, 2009	$3,457	$2,211	$535	$6,203	$(1,126)	$—	$(1,126)	$5,077
2010 acquisitions	24	1	—	25	—	—	—	25
Adjustments related to the LBO and prior year acquisitions	(2)	(1)	(1)	(4)	—	—	—	(4)
Impairment charges	—	—	—	—	—	(205)	(205)	(205)
Effect of foreign currency translation	(29)	(8)	—	(37)	—	—	—	(37)

Balance at December 31, 2010	3,450	2,203	534	6,187	(1,126)	(205)	(1,331)	4,856
2011 acquisitions	6	—	—	6	—	—	—	6
Adjustments related to the LBO and prior year acquisitions	42	38	11	91	—	—	—	91
Impairment charges	—	—	—	—	(36)	(12)	(48)	(48)
Effect of foreign currency translation	(18)	(2)	—	(20)	—	—	—	(20)

Balance at December 31, 2011	$3,480	$2,239	$545	$6,264	$(1,162)	$(217)	$(1,379)	$4,885

During 2011 the Company determined that a 2009 adjustment impacting goodwill and deferred income tax liability was incorrect and has reversed it, thereby increasing the goodwill and deferred tax liability balances associated with continuing operations each by approximately $100 million. The adjustment, which was not material to any prior period financial statements, is reflected in the “Adjustments related to the LBO and prior year acquisitions” line in 2011. See Goodwill discussion above.

Stock Compensation

Stock-based compensation cost is measured at the grant date based on the fair value of the award and is recognized as expense over the appropriate service period. Fair value for stock options is computed using the Black-Scholes pricing model. Determining the fair value of stock-based awards requires considerable judgment, including estimating the expected term of stock options, expected volatility of the Company’s stock price, and the number of awards expected to be forfeited. In addition, for stock-based awards where vesting is dependent upon achieving certain operating performance goals, the Company estimates the likelihood of achieving the performance goals. Differences between actual results and these estimates could have a material effect on the consolidated financial results. A deferred income tax asset is recorded over the vesting period as stock compensation expense is recognized. The Company’s ability to use the deferred tax asset is ultimately based on the actual value of the stock option upon exercise or restricted stock unit upon distribution. If the actual value is lower than the fair value determined on the date of grant, there could be an income tax expense for the portion of the deferred tax asset that cannot be used, which could have a material effect on the consolidated financial results.

Income Taxes

The Company recognizes deferred income tax assets and liabilities based upon the expected future tax consequences of events that have been recognized in the financial statements or tax returns. Deferred income tax assets and liabilities are calculated based on the difference between the financial and tax bases of assets and liabilities using the currently enacted income tax rates in effect during the years in which the differences are expected to reverse. Valuation allowances are recorded to reduce deferred tax assets when it is more likely than not that a tax benefit will not be realized. Deferred tax assets for which no valuation allowance is recorded may not be realized upon changes in facts and circumstances. Tax benefits related to uncertain tax positions taken or expected to be taken on a tax return are recorded when such benefits meet a more likely than not threshold. Otherwise, these tax benefits are recorded when a tax position has been effectively settled, which means that the appropriate taxing authority has completed their examination even though the statute of limitations remains open, or the statute of limitation expires. Considerable judgment is required in assessing and estimating these amounts and differences between the actual outcome of these future tax consequences and estimates made could have a material effect on the consolidated financial results.

Recent Accounting Pronouncements

In May 2011, the Financial Accounting Standard Board (“FASB”) revised the fair value measurement and disclosure requirements so that the requirements under GAAP and International Financial Reporting Standards (“IFRS”) are the same. The guidance clarifies the FASB’s intent about the application of existing fair value measurements and requires enhanced disclosures, most significantly related to unobservable inputs used in a fair value measurement that is categorized within Level 3 of the fair value hierarchy. The guidance is effective prospectively during interim and annual periods beginning after December 15, 2011. The Company does not anticipate that this adoption will have a significant impact on its financial position or results of operations.

In June 2011, the FASB issued amended guidance relating to the presentation requirements of comprehensive income within an entity’s financial statements. Under the guidance, an entity has the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income in a single continuous statement or in two separate but consecutive statements. The amended guidance eliminates the previously available option of presenting the components of other comprehensive income as part of the statement of changes in equity. In addition, an entity is required to present on the face of the financial statements reclassification adjustments for items that are reclassified from other comprehensive income to net income in the statement where the components of net income and the components of other comprehensive income are presented. The amendment is effective for fiscal years beginning after December 15, 2011 and will be applied retrospectively. In October 2011, the FASB announced that the specific requirement to present items that are reclassified from other comprehensive income to net income alongside their respective components of net income and other comprehensive income will be deferred. Therefore, those requirements will not be effective for fiscal years and interim periods within those years beginning after December 31, 2011. The Company early adopted the single statement presentation option in 2011.

In September 2011, the FASB issued amended guidance that will simplify how entities test goodwill for impairment. After assessment of certain qualitative factors, if it is determined to be more likely than not that the fair value of a reporting unit is less than its carrying amount, entities must perform the quantitative analysis of the goodwill impairment test. Otherwise, the quantitative test(s) become optional. The guidance is effective January 1, 2012 with early adoption permitted. The Company will adopt this guidance for the 2012 goodwill impairment test.

Acquisitions and Discontinued Operations	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Acquisitions and Discontinued Operations

2. Acquisitions and Discontinued Operations:

Acquisitions

The Company seeks to acquire businesses that broaden its existing product lines and service offerings by adding complementary products and service offerings and by expanding its geographic reach. During the three months ended March 31, 2012, the Company completed one acquisition in its FS segment. Cash paid, net of cash acquired and subject to certain adjustments, was $6 million. The impact of this acquisition was not material to the consolidated financial statements.

At March 31, 2012, contingent purchase price obligations that depend on the operating performance of certain acquired businesses were $6 million, of which $3 million is included in other accrued expenses.

Discontinued Operations

In January 2012, the Company sold its Higher Education (“HE”) business and used the net cash proceeds (as defined in its senior secured credit agreement (“Credit Agreement”)) of $1.222 billion, which is the gross transaction value of $1.775 billion less applicable taxes and fees, to repay a pro-rata portion of its outstanding term loans (see note 5). The results for the discontinued operations for the three months ended March 31, June 30, September 30, and December 31, 2011 and March 31, 2012 were as follows (in millions):

	Three Months ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	March 31, 2012
Revenue	$124	$133	$116	$119	$23

Operating income (loss), excluding goodwill impairment	14	30	26	28	(2)
Goodwill impairment charge	—	—	—	(3)	—

Operating income (loss)	14	30	26	25	(2)
Gain on sale of business	—	—	—	—	563

Income (loss) before income taxes	14	30	26	25	561
Benefit from (provision for) income taxes	41	(72)	(132)	(8)	(249)

Income (loss) from discontinued operations	$55	$(42)	$(106)	$17	$312

Assets held for sale and liabilities related to assets held for sale consisted of the following (in millions) at December 31, 2011 and for the closing balance sheet on January 20, 2012:

	December 31, 2011	January 20, 2012
Cash	$5	$7
Accounts receivable, net	88	90
Prepaid expenses and other current assets	13	14
Property and equipment, net	31	31
Software products, net	78	78
Customer base, net	182	182
Goodwill	929	929

Assets held for sale	$1,326	$1,331

Accounts payable	$1	$5
Accrued compensation and benefits	15	21
Other accrued expenses	12	9
Deferred revenue	106	109
Deferred income taxes	96	96

Liabilities related to assets held for sale	$230	$240

2. Acquisitions and Discontinued Operations:

Acquisitions

The Company seeks to acquire businesses that broaden its existing product lines and service offerings by adding complementary products and service offerings and by expanding its geographic reach. During 2011, the Company completed five acquisitions in its FS segment. Cash paid, subject to certain adjustments, was $35 million.

During 2010, the Company completed three acquisitions in its FS segment and one in its AS segment, and, in 2009, the Company completed three acquisitions in its FS segment.

At December 31, 2011, contingent purchase price obligations that depend upon the operating performance of certain acquired businesses were $7 million, of which $4 million is included in other accrued expenses.

Discontinued Operations

In December 2010, the Company sold its PS UK business. Also, as previously disclosed, the Company announced that SCC, SunGard, private equity firm Hellman & Friedman Capital Partners VI, L.P. (“Hellman & Friedman”) and certain of their respective affiliates had entered into an Agreement and Plan of Merger dated as of August 4, 2011, and that SunGard, SunGard Higher Education Inc. and certain affiliates of Hellman & Friedman had entered into an Asset Purchase Agreement dated as of August 4, 2011 (together, the “Transaction Agreements”) to sell SunGard’s HE business (excluding K-12). The transactions closed in January 2012. SunGard used the net cash proceeds (as defined in its senior secured credit agreement) of $1.222 billion, which is the gross transaction value of $1.775 billion less applicable taxes and fees, to repay a pro-rata portion of its outstanding term loans (see Note 5).

The results for the discontinued operations for the years ended December 31, 2009, 2010 and 2011 were as follows (in millions):

	Year ended December 31,
	2009	2010	2011
Revenue	$702	$683	$492
Operating income (loss), excluding goodwill impairment	111	102	98
Goodwill impairment charge	—	(123)	(3)

Operating income (loss)	111	(21)	95
Loss on sale of business	—	(94)	—

Income (loss) before income taxes	111	(115)	95
Benefit from (provision for) income taxes	(44)	(41)	(171)

Income (loss) from discontinued operations	$67	$(156)	$(76)

Included in 2009 was revenue and operating income related to HE of $526 million and $104 million, respectively. Included in 2010 was revenue and operating income related to HE of $503 million and $63 million, respectively. Also in 2010, the Company recorded $123 million of goodwill impairment charges, of which $91 million was related to PS UK and $32 million was related to HE MS and a loss on disposal of approximately $94 million which included the write-off of the currency translation adjustment (CTA) which is included as a separate component of equity. In 2011, the Company recorded $135 million of deferred tax expense related to the book-over-tax basis difference in a HE subsidiary. Also in 2011, the Company increased goodwill by $14 million and recorded a $3 million goodwill impairment charge (see Goodwill discussion in Note 1).

Assets held for sale and liabilities related to assets held for sale consisted of the following (in millions) at December 31, 2010 and 2011, respectively:

	December 31, 2010	December 31, 2011
Cash	$7	$5
Accounts receivable, less allowance for doubtful accounts of $4 and $7	62	51
Earned but unbilled receivables	32	37
Prepaid expenses and other current assets	11	10
Deferred income taxes	3	3
Property and equipment, less accumulated depreciation of $26 and $26	27	31
Software products, less accumulated amortization of $98 and $110	86	78
Customer base, less accumulated amortization of $110 and $121	193	182
Goodwill	918	929

Assets held for sale	$1,339	$1,326

Accounts payable	$1	$1
Accrued compensation and benefits	18	15
Other accrued expenses	15	12
Deferred revenue	110	106
Deferred income taxes	102	96

Liabilities related to assets held for sale	$246	$230

Clearing Broker Assets and Liabilities	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Clearing Broker Assets and Liabilities

4. Clearing Broker Assets and Liabilities:

Clearing broker assets and liabilities are comprised of the following (in millions):

	December 31, 2011	March 31, 2012
Segregated customer cash	$23	$10
Securities borrowed	157	161
Receivables from customers and other	33	46

Clearing broker assets	$213	$217

Payables to customers	$16	$10
Securities loaned	145	140
Payable to brokers and dealers	18	28

Clearing broker liabilities	$179	$178

Segregated customer cash is held by the Company on behalf of customers. Securities borrowed and loaned are collateralized financing transactions which are cash deposits made to or received from other broker/dealers. Receivables from and payables to customers represent amounts due or payable on cash and margin transactions.

3. Clearing Broker Assets and Liabilities:

Clearing broker assets and liabilities are comprised of the following (in millions):

	December 31, 2010	December 31, 2011
Segregated customer cash and treasury bills	$57	$23
Securities borrowed	154	157
Receivables from customers and other	19	33

Clearing broker assets	$230	$213

Payables to customers	$19	$16
Securities loaned	137	145

Payable to brokers and dealers	54	18

Clearing broker liabilities	$210	$179

Segregated customer cash and treasury bills are held by the Company on behalf of customers. Securities borrowed and loaned are collateralized financing transactions which are cash deposits made to or received from other broker/dealers. Receivables from and payables to customers represent amounts due or payable on cash and margin transactions.

Property and Equipment	12 Months Ended
Dec. 31, 2011
Property and Equipment

4. Property and Equipment:

Property and equipment consisted of the following (in millions):

	December 31, 2010	December 31, 2011
Computer and telecommunications equipment	$901	$993
Leasehold improvements	766	845
Office furniture and equipment	135	148
Buildings and improvements	136	138
Land	17	17
Construction in progress	46	48

	2,001	2,189
Accumulated depreciation and amortization	(1,109)	(1,296)

	$892	$893

Debt and Derivative Instruments	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Debt and Derivative Instruments

5. Debt and Derivatives:

On January 20, 2012, the Company completed the sale of HE and used net cash proceeds (as defined in the Credit Agreement) of $1.22 billion to repay, on a pro-rata basis, outstanding term loans.

On February 21, 2012, SunGard announced its intention to redeem all of its outstanding $500 million 10.625% senior notes due 2015 (“2015 Notes”) under the Indenture dated as of September 29, 2008 among SunGard, the guarantors named therein, and The Bank of New York Mellon, as trustee (as amended or supplemented from time to time, the “2015 Indenture”). On April 2, 2012, SunGard redeemed the 2015 Notes for $527 million plus accrued and unpaid interest to the redemption date, pursuant to Section 3.07(d) of the 2015 Indenture. In connection with the redemption of the 2015 Notes, the Company will write off in the second quarter of 2012 approximately $7 million of unamortized deferred financing costs and the $3 million discount.

On March 2, 2012, SunGard amended its Credit Agreement to, among other things, extend the maturity date of approximately $908 million of tranche A and incremental term loans from February 28, 2014 to February 28, 2017, extend the maturity of $880 million of revolving credit facility commitments from May 11, 2013 to November 29, 2016, and amend certain covenants and other provisions, in order to, among other things, permit the potential spin-off of AS. The tranche B, tranche C and revolving credit facility each have certain springing maturity provisions which are described in the Company’s Credit Agreement as amended and filed with the Company’s Form 8-K dated March 2, 2012.

Debt consisted of the following at December 31, 2011, March 31, 2012 and, on a pro forma basis at March 31, 2012 adjusting for the redemption on April 2, 2012 of the 2015 Notes (in millions):

	December 31, 2011	March 31, 2012	Pro Forma March 31, 2012
Senior Secured Credit Facilities:
Secured revolving credit facility	$—	$—	$—
Tranche A, effective interest rate of 3.33% and 1.99%	1,386	255	255
Tranche B, effective interest rate of 4.32% and 3.98%	2,407	1,719	1,719
Tranche C, effective interest rate of 3.99%	—	908	908
Incremental term loan at 3.78% and 3.74%	479	169	169

Total Senior Secured Credit Facilities	4,272	3,051	3,051
Senior Notes due 2014 at 4.875%, net of discount of $8 and $7	242	243	243
Senior Notes due 2015 at 10.625%, net of discount of $3 and $3	497	497	—
Senior Notes due 2018 at 7.375%	900	900	900
Senior Notes due 2020 at 7.625%	700	700	700
Senior Subordinated Notes due 2015 at 10.25%	1,000	1,000	1,000
Secured accounts receivable facility, at 3.79% and 3.74%	200	200	200
Other, primarily acquisition purchase price and capital lease obligations	18	18	18

Total debt	7,829	6,609	6,112
Short-term borrowings and current portion of long-term debt	(10)	(508)	(11)

Long-term debt	$7,819	$6,101	$6,101

The Company uses interest rate swap agreements to manage the amount of its floating rate debt in order to reduce its exposure to variable rate interest payments associated with the Credit Agreement. Each of these swap agreements is designated as a cash flow hedge. SunGard pays a stream of fixed interest payments for the term of the swap, and in turn, receives variable interest payments based on LIBOR. The net receipt or payment from the interest rate swap agreements is included in interest expense. The Company does not enter into interest rate swaps for speculative or trading purposes. A summary of the Company’s interest rate swaps follows:

Inception	Maturity	Notional Amount (in millions)	Interest rate paid	Interest rate received (LIBOR)
February 2010	May 2013	$500	1.99%	3-Month

The fair values of interest rate swaps designated as cash flow hedging instruments, included in other accrued expenses on the consolidated balance sheets, are $11 million and $8 million as of December 31, 2011 and March 31, 2012, respectively.

The Company has no ineffectiveness related to its swap agreements. The Company expects to reclassify in the next twelve months approximately $7 million from other comprehensive income (loss) into earnings related to the Company’s interest rate swaps based on the borrowing rates at March 31, 2012.

5. Debt and Derivative Instruments:

Debt consisted of the following (in millions):

	December 31, 2010	December 31, 2011
Senior Secured Credit Facilities:
Secured revolving credit facility (A)	$—	$—
Tranche A, effective interest rate of 3.29% and 3.33% (A)	1,447	1,386
Tranche B, effective interest rate of 6.67% and 4.32% (A)	2,468	2,407
Incremental term loan at 6.75% and 3.78% (A)	479	479

Total Senior Secured Credit Facilities	4,394	4,272
Senior Notes due 2014 at 4.875%, net of discount of $12 and $8 (B)	238	242
Senior Notes due 2015 at 10.625%, net of discount of $4 and $3 (C)	496	497
Senior Notes due 2018 at 7.375% (C)	900	900
Senior Notes due 2020 at 7.625% (C)	700	700
Senior Subordinated Notes due 2015 at 10.25% (C)	1,000	1,000
Secured accounts receivable facility, at 3.76% and 3.79% (D)	313	200
Other, primarily acquisition purchase price and capital lease obligations	14	18

Total debt	8,055	7,829
Short-term borrowings and current portion of long-term debt	(9)	(10)

Long-term debt	$8,046	$7,819

As a result of the LBO, the Company is highly leveraged. SunGard was in compliance with all covenants at December 31, 2011. Below is a summary of our debt instruments.

(A) Senior Secured Credit Facilities

As of December 31, 2011, SunGard’s senior secured credit facilities (“Credit Agreement”) consist of (1) $1.39 billion of U.S. dollar-denominated tranche A term loans maturing on February 28, 2014, (2) $2.41 billion of U.S. dollar-denominated tranche B term loans maturing on February 28, 2016, (3) $479 million of U.S. dollar-denominated incremental term loans maturing on February 28, 2014 and (4) a $880 million, revolving credit facility terminating on May 11, 2013. As of December 31, 2011, $858 million was available for borrowing under the revolving credit facility after giving effect to $22 million of outstanding letters of credit.

During the third and fourth quarters of 2011, SunGard repaid in full its tranche A and tranche B pound sterling-denominated term loans totaling £78 million.

On March 2, 2012, SunGard amended its Credit Agreement to, among other things, extend the maturity date of approximately $908 million of tranche A and incremental term loans from February 28, 2014 to February 28, 2017, extend the maturity of the $880 million revolving credit facility from May 11, 2013 to November 29, 2016, and amend certain covenants and other provisions, in order to, among other things, permit the potential spin-off of AS.

On November 10, 2011, SunGard amended the Credit Agreement to modify the definition of consolidated EBITDA to allow for the inclusion of EBITDA generated by discontinued operations until such operations are actually sold for purposes of calculating compliance with certain financial covenants.

On March 11, 2011, SunGard amended the Credit Agreement to, among other things, obtain new revolving credit commitments of $300 million that increased SunGard’s aggregate revolving credit commitments by $50 million to approximately $880 million.

On January 31, 2011, SunGard amended the Credit Agreement to, among other things, (a) eliminate the LIBOR and Base Rate floors and (b) reduce the Eurocurrency interest rate spread to 3.50% from 3.75% and the base rate spread to 2.50% from 2.75% with no impact on maturity.

Borrowings under the Credit Agreement bear interest at a rate equal to an applicable margin plus, at SunGard’s option, either (a) a base rate that is the higher of: (1) the prime rate of JPMorgan Chase Bank, N.A. and (2) the federal funds rate plus one-half of 1% or (b) LIBOR based on the costs of funds for deposits in the currency of such borrowing for either 30, 60, 90 or 180 days. The applicable margin for borrowings under Credit Agreement may change subject to attaining certain leverage ratios. In addition to paying interest on outstanding principal under the Credit Agreement, the Company pays a commitment fee to the lenders under the revolving credit facility in respect of the unutilized commitments. The commitment fee rate is currently 0.75% per annum and may change subject to attaining certain leverage ratios. As of December 31, 2011, the applicable interest rates under the Credit Agreement and the effective interest rates adjusted for swaps (if applicable) are as follows:

	Applicable interest rate	Effective rate adjusted for swaps
Revolving credit facility	3.55%	N/A
Tranche A	2.03%	3.33%
Tranche B	3.98%	4.32%
Incremental term loan	3.78%	N/A

All obligations under the Credit Agreement are fully and unconditionally guaranteed by SunGard Holdco LLC and by substantially all domestic, 100% owned subsidiaries, referred to, collectively, as Guarantors.

The Credit Agreement also requires SunGard to prepay outstanding term loans, subject to certain exceptions, with excess cash flow and proceeds from certain asset sales, casualty and condemnation events, other borrowings and certain financings under the Company’s secured accounts receivable facility. Any required payments would be applied pro rata to the term loan lenders and to installments of the term loans in direct order of maturity. Pursuant to the terms of the Credit Agreement, SunGard made the following mandatory prepayments:

•

In January 2012, the Company completed the sale of HE and used net cash proceeds (as defined in the Credit Agreement) of $1.22 billion to repay, on a pro-rata basis, outstanding term loans as follows (in millions):

	December 31, 2011	Less: Repayment on January 20, 2012	Remaining Balance
Senior Secured Credit Facilities:
Secured revolving credit facility	$—	$—	$—
Tranche A	1,386	(396)	990
Tranche B	2,407	(689)	1,718
Incremental term loan	479	(137)	342

Total Senior Secured Credit Facilities	$4,272	$(1,222)	$3,050

•

In December 2010, the Company sold its PS UK operation for gross proceeds of £88 million ($138 million). SunGard used net cash proceeds to repay $96 million of U.S. dollar-denominated term loans, $3 million of pound sterling-denominated term loans and $2 million of euro-denominated term loans. In addition, and concurrent with these mandatory prepayments, other available cash was used to voluntarily repay the remaining $164 million balance outstanding on the euro-denominated term loans.

SunGard is required to repay installments on the loans under the term loan facilities in quarterly principal amounts of 0.25% of their funded total principal amount through the maturity date for each class of term loans, at which time the remaining aggregate principal balance is due, subject to certain springing maturity provisions. However, as a result of loan prepayments, SunGard is no longer required to make quarterly principal payments on the tranche A, tranche B or incremental term loans.

The Credit Agreement contains a number of covenants that, among other things, restrict, subject to certain exceptions, SunGard’s (and most or all of its subsidiaries’) ability to incur additional debt or issue preferred stock, pay dividends and distributions on or repurchase capital stock, create liens on assets, enter into sale and leaseback transactions, repay subordinated indebtedness, make investments, loans or advances, make capital expenditures, engage in certain transactions with affiliates, amend certain material agreements, change its lines of business, sell assets and engage in mergers or consolidations. In addition, under the Credit Agreement, SunGard is required to satisfy certain total leverage and interest coverage ratios.

SunGard uses interest rate swap agreements to manage the amount of its floating rate debt in order to reduce its exposure to variable rate interest payments associated with the Credit Agreement. SunGard pays a stream of fixed interest payments for the term of the swap, and in return, receives variable interest payments based on the one-month LIBOR rate or three-month LIBOR rate, which was 0.295% and 0.581%, respectively, at December 31, 2011. The net receipt or payment from the interest rate swap agreements is included in interest expense. A summary of the Company’s interest rate swaps at December 31, 2011 follows (in millions):

Inception	Maturity	Notional Amount (in millions)	Interest rate paid	Interest rate received (LIBOR)
January/February 2009	February 2012	$1,200	1.78%	1-Month
February 2010	May 2013	500	1.99%	3-Month

Total / Weighted Average interest rate		$1,700	1.84%

The interest rate swaps are designated and qualify as cash flow hedges and are included at estimated fair value as an asset or a liability in the consolidated balance sheet based on a discounted cash flow model using applicable market swap rates and certain assumptions. For 2009, 2010 and 2011, the Company included unrealized after-tax gains of $18 million, $21 million, and $17 million, respectively, in Other Comprehensive Income (Loss) related to the change in market value of the swaps. The market value of the swaps recorded in Other Comprehensive Income (Loss) may be recognized in the statement of operations if certain terms of the Credit Agreement change or if the loan is extinguished. The fair values of the swap agreements at December 31, 2010 and 2011 are $38 million and $11 million, respectively and are included in other accrued expenses. The effects of the interest rate swaps are reflected in the effective interest rate for the Credit Agreement loans in the components of debt table above. The Company had no ineffectiveness related to its swap agreements. The Company expects to reclassify in the next twelve months approximately $10 million of expense related to the Company’s interest rate swaps from accumulated Other Comprehensive Income into earnings based on the borrowing rates at December 31, 2011.

(B) Senior Notes due 2014

On January 15, 2004, SunGard issued $500 million of senior unsecured notes, of which $250 million 3.75% notes were due and paid in full in January 2009 and $250 million 4.875% notes are due January 2014, which are subject to certain standard covenants. As a result of the LBO, these senior notes became collateralized on an equal and ratable basis with loans under the Credit Agreement and are guaranteed by all subsidiaries that guarantee the senior notes due 2015, 2018 and 2020 and senior subordinated notes due 2015. The senior notes due 2014 are recorded at $242 million as of December 31, 2011 reflecting the remaining unamortized discount caused by the LBO of $8 million that will continue to be amortized as interest expense over the remaining periods to maturity.

(C) Senior Notes due 2015, 2018 and 2020 and Senior Subordinated Notes due 2015

The senior notes due 2015, 2018 and 2020 are senior unsecured obligations that rank senior in right of payment to future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the senior notes, including the senior subordinated notes. The senior notes (i) rank equally in right of payment to all existing and future senior debt and other obligations that are not, by their terms, expressly subordinated in right of payment to the senior notes, (ii) are effectively subordinated in right of payment to all existing and future secured debt to the extent of the value of the assets securing such debt, and (iii) are structurally subordinated to all obligations of each subsidiary that is not a guarantor of the senior notes. All obligations under the senior notes are fully and unconditionally guaranteed, subject to certain exceptions, by substantially all domestic, wholly owned subsidiaries of SunGard. In November 2010, SunGard issued $900 million of 7.375% senior notes due 2018 and $700 million of 7.625% senior notes due 2020 and used the proceeds and excess cash to retire the $1.6 billion 9.125% senior notes due 2013.

The senior subordinated notes due 2015 are unsecured senior subordinated obligations that are subordinated in right of payment to the existing and future senior debt, including the senior secured credit facilities, the senior notes due 2014 and the senior notes due 2015, 2018 and 2020. The senior subordinated notes (i) rank equally in right of payment to all future senior subordinated debt, (ii) are effectively subordinated in right of payment to all existing and future secured debt to the extent of the value of the assets securing such debt, (iii) are structurally subordinated to all obligations of each subsidiary that is not a guarantor of the senior subordinated notes, and (iv) rank senior in right of payment to all future debt and other obligations that are, by their terms, expressly subordinated in right of payment to the senior subordinated notes.

The senior notes due 2015, 2018 and 2020 and senior subordinated notes due 2015 are redeemable in whole or in part, at SunGard’s option, at any time at varying redemption prices that generally include premiums, which are defined in the applicable indentures. In addition, upon a change of control, SunGard is required to make an offer to redeem all of the senior notes and senior subordinated notes at a redemption price equal to 101% of the aggregate principal amount thereof plus accrued and unpaid interest.

The indentures governing the senior notes due 2015, 2018 and 2020 and senior subordinated notes due 2015 contain a number of covenants that restrict, subject to certain exceptions, SunGard’s ability and the ability of its restricted subsidiaries to incur additional debt or issue certain preferred shares, pay dividends on or make other distributions in respect of its capital stock or make other restricted payments, make certain investments, enter into certain types of transactions with affiliates, create liens securing certain debt without securing the senior notes due 2015, 2018 and 2020 or senior subordinated notes due 2015, as applicable, sell certain assets, consolidate, merge, sell or otherwise dispose of all or substantially all of its assets and designate its subsidiaries as unrestricted subsidiaries.

On February 21, 2012, SunGard announced its intention to redeem all of its outstanding 10.625% senior notes due 2015 under the Indenture dated as of September 29, 2008 (as amended or supplemented from time to time, the “2015 Indenture”) among SunGard, the guarantors named therein, and The Bank of New York Mellon, as trustee. SunGard expects to redeem the 2015 senior notes on April 2, 2012 at a redemption price equal to 105.313% of the aggregate principal amount plus accrued and unpaid interest to the redemption date, pursuant to Section 3.07(d) of the 2015 Indenture.

(D) Secured Accounts Receivable Facility

In March 2009, SunGard entered into a syndicated three-year secured accounts receivable facility. The facility limit was $317 million, which consisted of a term loan commitment of $181 million and a revolving commitment of $136 million. Advances may be borrowed and repaid under the revolving commitment with no impact on the facility limit. The term loan commitment may be repaid at any time at SunGard’s option, but will result in a permanent reduction in the facility limit. On September 30, 2010, SunGard entered into an Amended and Restated Credit and Security Agreement related to its receivables facility. Among other things, the amendment (a) increased the borrowing capacity under the facility from $317 million to $350 million, (b) increased the term loan component to $200 million from $181 million, (c) extended the maturity date to September 30, 2014, (d) removed the 3% LIBOR floor and set the interest rate to one-month LIBOR plus 3.5%, which at December 31, 2011 was 3.79%, and (e) amended certain terms.

In connection with the sale of the Company’s HE business, the participating HE subsidiaries were removed from the receivables facility, effective as of October 3, 2011. As a result, the combined total amount available for borrowing under the receivables facility was reduced from $350 million to $290 million.

At December 31, 2011, $200 million was drawn against the term loan commitment and none was drawn against the revolving commitment. At December 31, 2011, $572 million of accounts receivables secured the borrowings under the receivables facility.

SunGard is subject to a fee on the unused portion of 0.75% per annum. The receivables facility contains certain covenants and SunGard is required to satisfy and maintain specified facility performance ratios, financial ratios and other financial condition tests.

Future Maturities

At December 31, 2011, the contractual future maturities of debt and the future maturities of debt reflecting the impact of the $1.22 billion debt repayment made on January 20, 2012, the March 2012 extension of the maturity date of $908 million of term loans to 2017, and the early redemption of the 10.625% senior notes due 2015 (collectively, the “Debt Transactions”) are as follows (in millions):

	Contractual		Reflecting the Debt Transactions
thru 12/31
2012	$10		$507	(2)
2013	52		7
2014	2,313	(1)	865	(1)
2015	1,522	(2)	1,000
2016	2,331		1,719
Thereafter	1,601		2,509

(1)	Included are debt discounts of $8 million.
(2)	Included are debt discounts of $3 million.

Fair Value Measurements	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Fair Value Measurements

6. Fair Value Measurements:

The following table summarizes assets and liabilities measured at fair value on a recurring basis at March 31, 2012 (in millions):

	Fair Value Measures Using			Total
	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents—money market funds	$824	$—	$—	$824

Liabilities
Interest rate swap agreements and other	$—	$9	$—	$9

The following table summarizes assets and liabilities measured at fair value on a recurring basis at December 31, 2011 (in millions):

	Fair Value Measures Using			Total
	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents—money market funds	$351	$—	$—	$351

Liabilities
Interest rate swap agreements and other	$—	$15	$—	$15

A Level 1 fair value measure is based upon quoted prices in active markets for identical assets or liabilities. A Level 2 fair value measure is based upon quoted prices for similar assets and liabilities in active markets or inputs that are observable. A Level 3 fair value measure is based upon inputs that are unobservable (for example, cash flow modeling inputs based on assumptions).

Cash and cash equivalents—money market funds is recognized and measured at fair value in the Company’s financial statements. Fair values of the interest rate swap agreements are calculated using a discounted cash flow model using observable applicable market swap rates and assumptions and are compared to market valuations obtained from brokers.

The following table presents the carrying amount and estimated fair value of the Company’s debt, including current portion and excluding the interest rate swaps, as of December 31, 2011 and March 31, 2012 (in millions):

	December 31, 2011		March 31, 2012
	Carrying Value	Fair Value	Carrying Value	Fair Value
Floating rate debt	$4,472	$4,372	$3,251	$3,252
Fixed rate debt	3,357	3,454	3,358	3,533

The fair value of the Company’s floating rate and fixed rate long-term debt (level 2) is primarily based on market rates.

6. Fair Value Measurements:

The following table summarizes assets and liabilities measured at fair value on a recurring basis at December 31, 2011 (in millions):

	Fair Value Measures Using			Total
	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents—money market funds	$351	$—	$—	$351

Liabilities
Interest rate swap agreements and other	$—	$15	$—	$15

The following table summarizes assets and liabilities measured at fair value on a recurring basis at December 31, 2010 (in millions):

	Fair Value Measures Using			Total
	Level 1	Level 2	Level 3
Assets
Cash and cash equivalents—money market funds	$210	$—	$—	$210
Clearing broker assets—treasury bills	2	—	—	2

	$212	$—	$—	$212

Liabilities
Interest rate swap agreements and other	$—	$34	$—	$34

A Level 1 fair value measure is based upon quoted prices in active markets for identical assets or liabilities. A Level 2 fair value measure is based upon quoted prices for similar assets and liabilities in active markets or inputs that are observable. A Level 3 fair value measure is based upon inputs that are unobservable (for example, cash flow modeling inputs based on assumptions).

Cash and cash equivalents – money market funds and Clearing broker assets – U.S. treasury bills are recognized and measured at fair value in the Company’s financial statements. Fair values of the interest rate swap agreements are calculated using a discounted cash flow model using observable applicable market swap rates and assumptions and are compared to market valuations obtained from brokers.

During 2009, the Company recorded impairment charges on certain of its FS customer base and software assets of $18 million and $17 million, respectively, as a result of changes to the cash flow projections of the applicable businesses. These non-recurring fair value measures are classified as Level 3 in the fair value hierarchy and were valued using discounted cash flow models. The valuation inputs included estimates of future cash flows, expectations about possible variations in the amount and timing of cash flows and discount rates based on the risk-adjusted cost of capital.

The following table summarizes assets and liabilities measured at fair value on a non-recurring basis at December 31, 2010 (in millions):

	Fair Value Measures Using			Excluding 2011 impairment adjustment	Including 2011 impairment adjustment
	Level 1	Level 2	Level 3	Total Gains (Losses)	Total Gains (Losses)
Assets
Goodwill	$—	$—	$560	$(328)	$(340)

The following table summarizes assets and liabilities measured at fair value on a non-recurring basis at December 31, 2009 (in millions):

	Fair Value Measures Using			Excluding 2011 impairment adjustment	Including 2011 impairment adjustment
	Level 1	Level 2	Level 3	Total Gains (Losses)	Total Gains (Losses)
Assets
Goodwill	$—	$—	$928	$(1,126)	$(1,162)

The fair value of goodwill is categorized in Level 3, fair value measurement using significant unobservable inputs, and is estimated by a combination of discounted cash flows based on (i) projected earnings in the future (the income approach) and (ii) a comparative analysis of revenue and EBITDA multiples of public companies in similar markets (the market approach). This requires the use of various assumptions including projections of future cash flows, perpetual growth rates and discount rates. Goodwill with a carrying value of $888 million was written down to fair value of $560 million and a $328 million impairment loss was recognized, of which $205 million is reflected in continuing operations and $123 million is reflected in discontinued operations as discussed further in Notes 1 and 2. If the Company had not recorded the incorrect adjustment to reduce goodwill and deferred income tax liabilities in 2009, the carrying value in 2010 of goodwill related to the units that incurred the goodwill impairment would have been $12 million higher, resulting in an incremental $12 million impairment charge in 2010. The incremental goodwill impairment charge was recorded in 2011.

Goodwill with a carrying value of $2,054 million was written down to fair value of $928 million and a $1,126 million impairment loss was recognized, which is reflected in continuing operations for the year ended December 31, 2009 as discussed further in Note 1. If the Company had not recorded the incorrect adjustment to reduce goodwill and deferred income tax liabilities in 2009, the carrying value in 2009 of goodwill related to the unit that incurred the goodwill impairment would have been $36 million higher, resulting in an incremental $36 million impairment charge in 2009. The incremental goodwill impairment charge was recorded in 2011.

Fair Value of Financial Instruments

The following table presents the carrying amounts and fair values of financial instruments (in millions):

	December 31, 2010		December 31, 2011
	Carrying	Fair	Carrying	Fair
	Value	Value	Value	Value
Floating rate debt	$4,707	$4,644	$4,472	$4,372
Fixed rate debt	3,348	3,432	3,357	3,454

The fair values of cash and cash equivalents, accounts receivable, accounts payable and accrued expenses, to the extent the underlying liability will be settled in cash, approximate carrying values because of the short-term nature of these instruments. The derivative financial instruments are carried at fair value. The fair value of SunGard’s floating rate and fixed rate long-term debt is primarily based on market rates.

Stock Option and Award Plans and Stock-Based Compensation	12 Months Ended
Dec. 31, 2011
Stock Option and Award Plans and Stock-Based Compensation

7. Stock Option and Award Plans and Stock-Based Compensation:

The SunGard 2005 Management Incentive Plan (“Plan”) as amended from time to time was established to provide long-term equity incentives. The Plan authorizes the issuance of equity subject to awards made under the Plan for up to 70 million shares of Class A common stock and 7 million shares of Class L common stock of SCC and 2.5 million shares of preferred stock of SCCII.

Under the Plan, awards of time-based and performance-based options have been granted to purchase “Units” in the Parent Companies. Each “Unit” consists of 1.3 shares of Class A common stock and 0.1444 shares of Class L common stock of SCC and 0.05 shares of preferred stock of SCCII. The shares comprising a Unit are in the same proportion as the shares issued to all stockholders of the Parent Companies. Options on Units cannot be separately exercised for the individual classes of stock. Beginning in 2007, hybrid equity awards generally were granted under the Plan, which awards are composed of restricted stock units (“RSUs”) for Units in the Parent Companies and options to purchase Class A common stock in SCC. Currently, equity awards are granted for RSUs. All awards under the Plan are granted at fair market value on the date of grant.

Time-based options granted prior to May 2011 vest over five years as follows: 25% one year after date of grant, and 1/48th of the remaining balance each month thereafter for 48 months. Time-based RSUs granted prior to May 2011 vest over five years as follows: 10% one year after date of grant, and 1/48th of the remaining balance each month thereafter for 48 months. Time-based options and RSUs granted in May 2011 or later vest over four years as follows: 28% one year after date of grant, and 2% each month thereafter for 36 months. Performance-based options and RSUs are earned upon the attainment of certain annual or cumulative earnings goals based on Internal EBITA (defined as operating income before amortization of acquisition-related intangible assets, stock compensation expense and certain other items) targets for the Company during a specified performance period. For awards granted prior to May 2011, the performance period was generally five years. For awards granted in 2011 (but after May 2011), the performance period is 18 months. Time-based and performance-based options can partially or fully vest upon a change of control and certain other termination events, subject to certain conditions, and expire ten years from the date of grant. Once vested, time-based and performance-based RSUs become payable in shares upon the first to occur of a change of control, separation from service without cause, or the date that is five years (ten years for modified performance-based RSUs) after the date of grant.

During the third quarter of 2009, the Company amended the terms of unvested performance awards granted prior to 2009 by (i) reducing performance targets for 2009 and 2010 to budgeted Internal EBITA, (ii) reducing the number of shares that are earned at the reduced targets, (iii) delaying vesting of earned shares, and, (iv) in the case of certain RSUs, increasing the length of time for distribution, or release, of vested awards. Excluding the 15 senior executive management award holders at that time, all 290 award holders participated in the amendments. During the fourth quarter of 2009, senior executive management’s performance awards were amended consistent with non-senior executive awards and in addition were amended to modify or add, as applicable, vesting on return-on-equity basis terms. All amended equity awards were revalued at the modification dates at the respective fair market value. There was no expense recognized as a result of the modifications.

During the second quarter of 2010, the Company amended the terms of all unvested performance awards outstanding with performance periods after 2010 by reducing the performance targets for those periods to the budgeted Internal EBITA for the applicable year. All 280 award holders participated in the amendments, and there was no expense recognized as a result of the modification.

The total fair value of options that vested for 2009, 2010 and 2011 was $24 million, $18 million and $8 million, respectively. The total fair value of RSUs that vested for the years 2009, 2010 and 2011 was $10 million, $13 million and $22 million, respectively. At December 31, 2010 and 2011, approximately 0.8 million and 1.6 million RSUs, respectively, were vested.

The fair value of option Units granted in each year using the Black-Scholes pricing model and related assumptions follow:

	Year ended December 31,
	2009	2010	2011
Weighted-average fair value on date of grant	$7.64	$7.37	$9.76
Assumptions used to calculate fair value:
Volatility	43%	36%	43%
Risk-free interest rate	2.1%	1.9%	1.6%
Expected term	5.0 years	5.0 years	5.0 years
Dividends	zero	zero	zero

The fair value of Class A options granted in each year using the Black-Scholes pricing model and related assumptions follow:

	Year ended December 31,
	2009	2010
Weighted-average fair value on date of grant	$0.28	$0.23
Assumptions used to calculate fair value:
Volatility	81%	156%
Risk-free interest rate	2.3%	2.1%
Expected term	5.0 years	5.0 years
Dividends	zero	zero

The fair value of each option award is estimated on the date of grant using the Black-Scholes option-pricing model. Since the Company is not publicly traded, the Company utilizes equity valuations based on (a) stock market valuations of public companies in comparable businesses, (b) recent transactions involving comparable companies and (c) any other factors deemed relevant. The risk-free rate for periods within the contractual life of the option is based on the U.S. Treasury yield curve in effect at the time of grant. Expected volatilities are based on implied volatilities from market comparisons of certain publicly traded companies and other factors. The expected term of stock options granted is derived from historical experience and expectations and represents the period of time that stock options granted are expected to be outstanding. The requisite service period is generally four or five years from the date of grant.

For 2009, 2010 and 2011, the Company included non-cash stock compensation expense of $31 million, $29 million and $33 million, respectively, in sales, marketing and administration expenses (in continuing operations). In each of 2009, 2010 and 2011, the Company included non-cash stock compensation expense of $2 million in income (loss) from discontinued operations. At December 31, 2011, there is approximately $4 million and $61 million, respectively, of unearned non-cash stock-based compensation related to time-based options and RSUs that the Company expects to record as expense over a weighted average of 1.5 and 3.8 years, respectively. In addition, at December 31, 2011, there is approximately $7 million and $41 million, respectively, of unearned non-cash stock-based compensation related to performance-based options and RSUs that the Company could record as expense over a weighted average of 2.1 and 2.8 years, respectively, depending on the level of achievement of financial performance goals. Included in the performance award amounts above are approximately 270,000 option Units ($1.5 million), 224,000 class A options ($0.3 million) and 112,000 RSUs ($2.2 million) that were earned during 2009 and 2010, but that will vest monthly during 2012 and 2013. For time-based options and RSUs, compensation expense is recorded on a straight-line basis over the requisite service period of four or five years. For performance-based options and RSUs, recognition of compensation expense starts when the achievement of financial performance goals becomes probable and is recorded over the remaining service period.

The following table summarizes option/RSU activity:

	Units
	Options (in millions)	Weighted- Average Price	RSUs (in millions)	Weighted- Average Price	Class A Options (in millions)	Weighted- Average Price
Outstanding at December 31, 2008	31.8	$16.24	3.7	$23.07	9.4	$2.47
Granted	0.4	19.00	1.5	19.10	3.7	0.42
Exercised / released	(1.7)	10.56	—		—
Canceled	(2.5)	18.14	(0.2)	23.36	(0.6)	2.50

Outstanding at December 31, 2009	28.0	16.46	5.0	21.87	12.5	1.86
Granted	0.2	21.32	2.3	21.23	2.0	0.25
Exercised / released	(0.7)	11.94	(0.1)	22.86	—
Canceled	(1.3)	18.09	(0.8)	22.16	(2.1)	1.97

Outstanding at December 31, 2010	26.2	16.54	6.4	21.59	12.4	1.58
Granted	0.2	24.74	2.4	24.40	—
Exercised / released	(2.0)	10.39	(0.3)	21.92	—
Canceled	(4.2)	18.05	(0.9)	21.41	(2.4)	1.48

Outstanding at December 31, 2011	20.2	16.93	7.6	22.50	10.0	1.60

Included in the table above are 2.8 million option Units (weighted-average exercise price of $18.54), 1.0 million RSUs (weighted-average price of $21.82) and 1.9 million Class A options (weighted-average exercise price of $1.93) that have not vested and for which the performance period has ended. These options and RSUs may be canceled in the future.

Shares available for grant under the 2005 plan at December 31, 2011 were approximately 18.8 million shares of Class A common stock and 2.4 million shares of Class L common stock of SCC and 0.9 million shares of preferred stock of SCCII.

The total intrinsic value of options exercised during the years 2009, 2010 and 2011 was $16 million, $7 million and $25 million, respectively.

Cash proceeds received by SCC, including proceeds received by SCCII, from exercise of stock options was $5 million, $1 million and $0.3 million in 2009, 2010 and 2011, respectively. Cash proceeds received by SCCII from exercise of stock options was $1 million in 2009, $0.4 million in 2010 and $0.08 million in 2011. Cash proceeds received by SCC, including proceeds received by SCCII, from purchases of stock were $6 million in 2011. Cash proceeds received by SCCII from purchases of stock were $3 million in 2011.

The tax benefit from options exercised during 2009, 2010 and 2011 was $6 million, $2 million and $9 million, respectively. The tax benefit from release of RSUs during 2009, 2010 and 2011 was $0.1 million, $0.8 million and $2 million, respectively. The tax benefit is realized by SCC since SCC files as a consolidated group which includes SCCII and SunGard.

The following table summarizes information as of December 31, 2011 concerning options for Units and Class A shares that have vested and that are expected to vest in the future:

	Vested and Expected to Vest			Exercisable
Exercise Price	Number of Options Outstanding (in millions)	Weighted-average Remaining Life (years)	Aggregate Intrinsic Value (in millions)	Number of Options (in millions)	Weighted-average Remaining Life (years)	Aggregate Intrinsic Value (in millions)
Units
$ 4.50	2.14	2.0	$35	2.14	2.0	$35
18.00-24.51	13.97	4.0	34	13.20	3.8	33

Class A Shares
0.21 - 0.44	3.01	8.0	—	1.32	7.9	—
1.4148	0.57	6.9	—	0.37	6.9	—
2.22 - 3.06	3.29	6.2	—	2.51	6.2	—

Savings Plans	12 Months Ended
Dec. 31, 2011
Savings Plans

8. Savings Plans:

The Company and its subsidiaries maintain savings and other defined contribution plans. Certain of these plans generally provide that employee contributions are matched with cash contributions by the Company subject to certain limitations including a limitation on the Company’s contributions to 4% of the employee’s compensation. Total expense for continuing operations under these plans aggregated $51 million in 2009, $56 million in 2010 and $63 million in 2011.

Income Taxes	12 Months Ended
Dec. 31, 2011
Income Taxes

9. Income Taxes:

The continuing operations provision (benefit) for income taxes for 2009, 2010 and 2011 consisted of the following (in millions):

	2009	2010	2011
Current:
Federal	$(18)	$(41)	$(26)
State	8	3	4
Foreign	51	53	62

	41	15	40

Deferred:
Federal	(131)	(63)	(103)
State	3	(8)	(39)
Foreign	(29)	(12)	(16)

	(157)	(83)	(158)

	$(116)	$(68)	$(118)

Income (loss) from continuing operations before income taxes for 2009, 2010 and 2011 consisted of the following (in millions):

	2009	2010	2011
U.S. operations	$(1,352)	$(641)	$(341)
Foreign operations	51	159	150

	$(1,301)	$(482)	$(191)

Differences between income tax expense (benefit) at the U.S. federal statutory income tax rate and the Company’s continuing operations effective income tax rate for 2009, 2010 and 2011 were as follows (in millions):

	2009	2010	2011
Tax at federal statutory rate	$(455)	$(169)	$(67)
State income taxes, net of federal benefit	9	3	(6)
Foreign taxes, net of U.S. foreign tax credit(1)	(12)	(6)	(20)
Tax rate changes	(1)	(13)	(31	)(2)
Nondeductible goodwill impairment charge	343	68	17
Nondeductible expenses	3	5	6
Change in tax positions	(1)	—	(1)
Research and development credit	(1)	(2)	(3)
U.S. income taxes on non-U.S. unremitted earnings	3	45	(11)
Other, net	(4)	1	(2)

	$(116)	$(68)	$(118)

Effective income tax rate	9%	14%	62%

(1)	Includes favorable adjustments in 2009 and 2011 of $12 million and $4 million, respectively, related to foreign tax credits not previously recognized. Also includes $5 million, $6 million and $8 million in 2009, 2010 and 2011, respectively, related to benefits of a temporary reduction in statutory tax rates. These temporary tax rates will expire between 2012 and 2024.

(2)	During 2011, the Company determined that a 2009 adjustment was incorrect and reversed it, thereby increasing the deferred tax liability and goodwill balances. The Company recorded an income tax benefit of $35 million reflecting the amortization of the deferred income tax liability which benefit would have been reflected in the statement of comprehensive income had the 2009 adjustment not been made (see goodwill discussion in Note 1).

Deferred income taxes are recorded based upon differences between financial statement and tax bases of assets and liabilities. Deferred income tax assets and liabilities at December 31, 2010 and 2011 consisted of the following (in millions):

	December 31, 2010	December 31, 2011
Current:
Accounts receivable	$12	$14
Accrued expenses, net	7	9
Tax credit carryforwards	—	55
Outside basis difference	—	(135)

Total current deferred income tax asset (liability)	19	(57)
Valuation allowance	(7)	(14)

Net current deferred income tax asset (liability)	12	(71)
Less: amounts classified as held for sale	(5)	(5)

Net current deferred income tax asset (liability) – continuing operations	$7	$(76)

Long-term:
Property and equipment	$29	$7
Intangible assets	(1,319)	(1,302)
Net operating loss carry-forwards	111	111
Tax credit carryforwards	25	—
Stock compensation	50	60
U.S. income taxes on non-U.S. unremitted earnings	(52)	(40)
Other, net	10	(2)

Total long-term deferred income tax liability	(1,146)	(1,166)
Valuation allowance	(63)	(52)

Net long-term deferred income tax liability	(1,209)	(1,218)
Less: amounts classified as held for sale	103	99

Net long-term deferred income tax liability – continuing operations	$(1,106)	$(1,119)

The deferred income tax assets and liabilities include amounts classified as held for sale on the face of the financial statements.

The Company recorded a $135 million deferred tax liability as of December 31, 2011 related to the book-over-tax basis difference in a Higher Education subsidiary. The deferred tax provision is reflected in discontinued operations.

As of December 31, 2011 the gross net operating loss carryforwards, totaling $890 million, are primarily U.S. state of $579 million, U.S. federal of $124 million and foreign of $187 million. These tax loss carryforwards expire between 2012 and 2031 and utilization is limited in certain jurisdictions. Foreign losses of $22 million are subject to a separate return limitation. The tax benefit of the net operating loss carryforwards of $111 million consists of U.S. state of $19 million, U.S. federal of $44 million and foreign of $48 million. The Company recorded the benefit of net operating loss carryforwards of $7 million, $10 million and $9 million in 2009, 2010 and 2011, respectively. The valuation allowance for deferred tax assets of $70 million and $66 million as of December 31, 2010 and 2011, respectively, relate principally to the uncertainty of the utilization of certain tax loss carryforwards in various jurisdictions.

Foreign tax credit carryforwards of $25 million and $30 million generated in 2010 and 2011, respectively, can be carried forward up to 10 years and expire in 2020 and 2021.

A reconciliation of the beginning and ending amount of unrecognized tax benefits follows (in millions):

	2009	2010	2011
Balance at beginning of year	$38	$38	$37
Additions for tax positions of prior years	2	17	1
Reductions for tax positions of prior years	(4)	(4)	(1)
Additions for tax positions of current year	5	4	2
Settlements for tax positions of prior years	(3)	(18)	(17)

Balance at end of year	$38	$37	$22

As of December 31, 2011 the Company had unrecognized tax benefits of approximately $22 million which if recognized would affect the effective tax rate. Included in the balance of unrecognized tax benefits at December 31, 2011 is approximately $2 million (net of state benefit) of accrued interest and penalties. The Company recognizes interest and penalties related to uncertain tax positions in income tax expense.

Tax years after 2006 remain open for audit by the Internal Revenue Service. In addition, tax years after 2003 remain open for audit by various state, local and foreign jurisdictions. The Company anticipates that it is reasonably possible that between $0 and $17 million of unrecognized tax benefits may be resolved within the next 12 months.

During the fourth quarter of 2010, the Company determined that it could no longer conclude that the earnings of all its foreign subsidiaries could be expected to be permanently reinvested outside the U.S. The recognition of U.S. income tax is required when earnings of the foreign subsidiaries are no longer considered permanently reinvested outside the U.S. As of December 31, 2010 and 2011, the Company provided a deferred income tax liability of approximately $52 million and $40 million, respectively for non-U.S. withholding and U.S. income taxes associated with the future repatriation of earnings for certain non-U.S. subsidiaries.

Segment Information	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Segment Information

8. Segment Information:

The Company has three reportable segments: FS, AS and Other. The Company evaluates the performance of its segments based on operating results before interest, income taxes, amortization of acquisition-related intangible assets, stock compensation and certain other costs. The operating results for each segment follow (in millions):

	Three Months Ended March 31,
	2011	2012
Revenue:
Financial Systems	$672	$632
Availability Services	364	356
Other	50	51

	$1,086	$1,039

Depreciation and amortization:
Financial Systems	$21	$21
Availability Services	46	48
Other	2	2

	$69	$71

Operating income (loss):
Financial Systems	$115	$105
Availability Services	73	63
Other	14	14
Corporate	(19)	(15)
Other costs(1)	(134)	(116)

	$49	$51

Cash paid for property and equipment and software:
Financial Systems	$23	$20
Availability Services	35	38
Other	1	2
Corporate	2	—

	$61	$60

(1)	Includes stock compensation expense, management fees paid to the Sponsors, other items and amortization of acquisition-related intangible assets of $117 million and $102 million for the three months ended March 31, 2011 and 2012, respectively.

Amortization of acquisition-related intangible assets by segment follows (in millions):

	Three Months Ended March 31,
	2011		2012
Amortization of acquisition-related intangible assets:
Financial Systems	$69	(1)	$55
Availability Services	43		43
Other	5		4

	$117		$102

(1)	Includes approximately $7 million of impairment charges related to customer base and software.

The FS Segment is organized to align with customer-facing business areas. FS revenue by these business areas follows (in millions):

	Three Months Ended March 31,
	2011	2012
Capital Markets	$285	$238
Asset Management	108	113
Wealth Management	86	85
Corporate Liquidity & Energy	61	65
Banking	52	47
Insurance	39	41
Other	41	43

Total Financial Systems	$672	$632

10. Segment Information:

The Company has three segments: FS, AS and Other. FS primarily serves financial services companies through a broad range of complementary software solutions that process their investment and trading transactions. The principal purpose of most of these systems is to automate the many detailed processes associated with trading securities, managing investment portfolios and accounting for investment assets.

AS helps its customers maintain access to the information and computer systems they need to run their businesses by providing them with cost-effective resources to keep their IT systems reliable and secure. AS offers a complete range of availability services, including recovery services, managed services, consulting services and business continuity management software.

Other primarily provides software and processing solutions designed to meet the specialized needs of local, state and federal governments, public safety and justice agencies, public schools, utilities, non-profits and other public sector institutions.

The Company evaluates the performance of its segments based on operating results before interest, income taxes, goodwill impairment, amortization of acquisition-related intangible assets, stock compensation and certain other costs. The operating results for each segment follow (in millions):

2009	FS	AS	Other	Total Operating Segments	Corporate and Other Items		Consolidated Total
Revenue	$3,068	$1,517	$221	$4,806	$—		$4,806
Depreciation and amortization	77	192	6	275	—		275
Operating income (loss)	618	380	60	1,058	(1,744	)(1)	(686)
Cash paid for property and equipment and software	82	222	11	315	—		315

2010	FS	AS	Other	Total Operating Segments	Corporate and Other Items		Consolidated Total
Revenue	$2,807	$1,469	$214	$4,490	$—		$4,490
Depreciation and amortization	82	190	6	278	—		278
Operating income (loss)	622	326	57	1,005	(800	)(1)	205
Total assets	8,830	5,957	852	15,639	(2,671	)(2)	12,968
Cash paid for property and equipment and software	93	196	8	297	1		298

2011	FS		AS		Other	Total Operating Segments	Corporate and Other Items		Consolidated Total
Revenue	$2,835		$1,461		$203	$4,499	$—		$4,499
Depreciation and amortization	83		180		8	271	1		272
Operating income (loss)	600	(3)	321	(3)	57	978	(645	)(1)(3)	333
Total assets	8,685		3,793		776	13,254	(704	)(2)	12,550
Cash paid for property and equipment and software	89		178		5	272	4		276

(1)	Includes goodwill impairments; stock compensation expense; management fees paid to the Sponsors; certain other costs; amortization of acquisition-related intangible assets; and corporate administrative expenses of $57 million, $71 million and $96 million in the years ended December 31, 2009, 2010 and 2011, respectively.

(2)	Includes items that are eliminated in consolidation, deferred income taxes and the assets of the Company’s discontinued operations of $1,339 million in 2010 and $1,326 million in 2011.

(3)	Includes $41 million, $9 million and $16 million of severance and executive transition costs in FS, AS and corporate, respectively. Also, includes $3 million and $1 million of lease exit costs in FS and AS, respectively. At December 31, 2011, the Company had accrued severance of $39 million which it expects to pay in 2012, the majority of which by the end of the second quarter.

Amortization of acquisition-related intangible assets by segment follows (in millions):

	FS		AS	Other	Total Operating Segments	Corporate	Consolidated Total
2009	$303	(1)	$170	$21	$494	$2	$496
2010	259		171	20	450	1	451
2011	246	(2)	172	19	437	1	438

(1)	Includes approximately $35 million of impairment charges related to software and customer base.

(2)	Includes approximately $7 million of impairment charges related to software and customer base.

The FS segment is organized to align with customer-facing business areas. FS revenue by business area follows (in millions):

	2010	2011
Capital Markets	$670	$730
Global Trading	659	567
Asset Management	362	388
Wealth Management	389	367
Banking	203	229
Corporate Liquidity	175	190
Insurance	175	175
Other	174	189

Total Financial Systems	$2,807	$2,835

The Company’s revenue by customer location follows (in millions):

	Year ended December 31,
	2009	2010	2011
United States	$3,358	$2,991	$2,828

International:
United Kingdom	410	452	451
Continental Europe	591	581	685
Asia/Pacific	181	244	263
Canada	147	165	173
Other	119	57	99

	1,448	1,499	1,671

	$4,806	$4,490	$4,499

The Company’s property and equipment by geographic location follows (in millions):

	December 31, 2010	December 31, 2011
United States	$586	$593
International:
United Kingdom	179	169
Continental Europe	62	59
Canada	40	38
Asia/Pacific	22	31
Other	3	3

	$892	$893

Related Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Related Party Transactions

9. Related Party Transactions:

In accordance with the Management Agreement between the Company and affiliates of the Sponsors, the Company recorded $3 million and $2 million of management fees in sales, marketing and administration expenses during the three months ended March 31, 2011 and 2012, respectively. At December 31, 2011 and March 31, 2012, $4 million and $2 million, respectively, was included in other accrued expenses.

During the first quarter of 2012, the Company paid to the Sponsors $17.8 million of management fees, which are included in the results of discontinued operations, related to the sale of HE.

11. Related Party Transactions:

SunGard is required to pay management fees to affiliates of the Sponsors in connection with management consulting services provided to SunGard and the Parent Companies. These services include financial, managerial and operational advice and implementation strategies for improving the operating, marketing and financial performance of SunGard and its subsidiaries. The management fees are equal to 1% of quarterly Adjusted EBITDA, defined as earnings before interest, taxes, depreciation and amortization and goodwill impairment, further adjusted to exclude unusual items and other adjustments as defined in the management agreement, and are payable quarterly in arrears. In addition, these affiliates of the Sponsors may be entitled to additional fees in connection with certain financing, acquisition, disposition and change in control transactions. For the years ended December 31, 2009, 2010 and 2011, SunGard recorded $14 million, $16 million and $12 million, respectively, relating to management fees in sales, marketing and administration expenses in the statement of comprehensive income, of which $6 million and $4 million, respectively, is included in other accrued expenses at December 31, 2010 and 2011, respectively. In addition, for the years ended December 31, 2009, 2010 and 2011, SunGard recorded $1 million, $2 million and $1 million, respectively, relating to management fees in income (loss) from discontinued operations in the statement of comprehensive income.

In connection with the sale of HE, the Sponsors are entitled to a management fee of $17.8 million which will be paid in the first quarter of 2012.

One of the Company’s Sponsors, Goldman Sachs & Co. and/or its respective affiliates, served as a joint book-running manager in connection with SunGard’s 2010 debt offering of $900 million Senior Notes due 2018 and $700 million Senior Notes due 2020. In connection with serving in such capacity, Goldman Sachs & Co. was paid $10 million for customary fees and expenses.

Commitments, Contingencies and Guarantees	12 Months Ended
Dec. 31, 2011
Commitments, Contingencies and Guarantees

12. Commitments, Contingencies and Guarantees:

The Company leases a substantial portion of its computer equipment and facilities under operating leases. The Company’s leases are generally non-cancelable or cancelable only upon payment of cancellation fees. All lease payments are based on the passage of time, but include, in some cases, payments for insurance, maintenance and property taxes. There are no bargain purchase options on operating leases at favorable terms, but most facility leases have one or more renewal options and have either fixed or Consumer Price Index escalation clauses. Certain facility leases include an annual escalation for increases in utilities and property taxes. In addition, certain facility leases are subject to restoration clauses, whereby the facility may need to be restored to its original condition upon termination of the lease. There were $30 million of restoration liabilities included in accrued expenses at December 31, 2011.

Future minimum rentals under operating leases with initial or remaining non-cancelable lease terms in excess of one year for continuing operations at December 31, 2011 follow (in millions):

2012	$190
2013	165
2014	145
2015	124
2016	110
Thereafter	391

$1,125

Rent expense from continuing operations aggregated $238 million in 2009, $233 million in 2010 and $234 million in 2011. At December 31, 2011, the Company had $37 million of outstanding letters of credit and bid bonds issued primarily as security for performance under certain customer contracts.

In the event that the management agreement described in Note 13 is terminated by the Sponsors (or their affiliates) or SunGard and its Parent Companies, the Sponsors (or their affiliates) will receive a lump sum payment equal to the present value of the annual management fees that would have been payable for the remainder of the term of the management agreement. The initial term of the management agreement is ten years, and it extends annually for one year unless the Sponsors (or their affiliates) or SunGard and its Parent Companies provide notice to the other. The initial ten year term expires August 11, 2015.

The Company is presently a party to certain lawsuits arising in the ordinary course of its business. In the opinion of management, none of its current legal proceedings are expected to have a material impact on the Company’s business or financial results. The Company’s customer contracts generally include typical indemnification of customers, primarily for intellectual property infringement claims. Liabilities in connection with such obligations have not been material.

The Company has had patent infringement lawsuits filed against it or certain of its customers claiming that certain of its products infringe the intellectual property rights of others. Adverse results in these lawsuits may include awards of substantial monetary damages, costly royalty or licensing agreements, or limitations on the Company’s ability to offer certain features, functionalities, products, or services, and may also cause the Company to change its business practices, and require development of non-infringing products or technologies, which could result in a loss of revenues and otherwise harm the Company’s business. Also, certain agreements with previously owned businesses of the Company require indemnification to the new owners for certain matters as part of the sale of those businesses.

The Company evaluates, on a regular basis, developments in its legal matters. The Company records a provision for a liability when it believes that it is both probable that a liability has been incurred, and the amount can be reasonably estimated. At December 31, 2011, the Company has not accrued for any outstanding patent infringement or indemnification matters, except for legal fees that it expects to incur in order to defend itself against any asserted claims.

In its outstanding legal matters in which it has not made an accrual, but for which it is reasonably possible that a loss may occur, the Company is unable to estimate a range of loss for such matters due to various reasons, including, among others: (1) that the proceedings are in early stages, (2) that there is uncertainty as to the outcome of pending appeals, motions, or settlements, (3) that there are significant factual issues to be resolved, and (4) that there are novel legal issues presented. Such legal matters are inherently unpredictable and subject to significant uncertainties, some of which are beyond the Company’s control. Based on current knowledge, the Company believes that the final outcome of the matters discussed above, will not, individually or in the aggregate, have a material adverse effect on its business, consolidated financial position, results of operations, or cash flows. While the Company intends to vigorously defend these matters, in light of the uncertainties involved in such matters, there exists the possibility of adverse outcomes, and the final outcome of a particular matter could have a material adverse effect on results of operations or cash flows in a particular period.

Quarterly Financial Data (unaudited)	12 Months Ended
Dec. 31, 2011
Quarterly Financial Data (unaudited)

13. Quarterly Financial Data (unaudited):

	First Quarter	Second Quarter	Third Quarter		Fourth Quarter
2010
Revenue	$1,080	$1,122	$1,079		$1,209
Gross profit(1)	575	635	605		738
Income (loss) before income taxes	(110)	(43)	(287	)(2)	(42)
Income (loss) from continuing operations	(67)	(33)	(261	)(2)	(53)
Income (loss) from discontinued operations	13	12	(117	)(3)	(64	)(4)
Net income (loss)	(54)	(21)	(378	)(2)(3)	(117	)(4)
2011
Revenue	$1,086	$1,133	$1,110		$1,170
Gross profit(1)	593	657	633		725
Income (loss) before income taxes	(89)	(51)	(68)		17	(6)
Income (loss) from continuing operations	(78)	(31)	(41)		77	(6)
Income (loss) from discontinued operations	55	(42)	(106	)(5)	17
Net income (loss)	(23)	(73)	(147	)(5)	94	(6)

(1)	Gross profit equals revenue less cost of sales and direct operating expenses.

(2)	Includes a pre-tax goodwill impairment charge of $205 million.

(3)	Includes a pre-tax goodwill impairment charge of $123 million.

(4)	Includes a pre-tax loss on sale of the discontinued operation of $94 million.

(5)	Includes a $133 million deferred income tax expense related to the book-over-tax basis difference of a HE subsidiary that was classified as discontinued operations.

(6)	Includes a $48 million goodwill impairment charge related to the correction in 2011 of an incorrect adjustment in 2009 to reduce goodwill and deferred income tax liabilities (see Notes 1 and 6).

Supplemental Cash Flow Information	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Supplemental Cash Flow Information

10. Supplemental Cash Flow Information:

Supplemental cash flow information for the three months ended March 31, 2011 and 2012 follows (in millions):

	Three Months Ended March 31,
Supplemental information:	2011	2012
Interest paid	$123	$101

Income taxes paid, net of refunds of $3 million and $3 million, respectively	$19	$19

Acquired businesses:
Property and equipment	$1	$—
Software products	11	—
Customer base	8	6
Goodwill	4	2
Deferred income taxes	(4)	—
Purchase price obligations and debt assumed	(1)	(3)
Net current liabilities assumed	—	1

Cash paid for acquired businesses, net of cash acquired of $3 and $2 million, respectively	$19	$6

14. Supplemental Cash Flow Information:

Supplemental cash flow information for 2009, 2010 and 2011 follows (in millions):

	Year ended December 31,
	2009	2010	2011
Supplemental information:
Interest paid	$607	$639	$496

Income taxes paid, net of refunds of $6 million, $64 million and $58 million, respectively	$137	$43	$37

Acquired businesses:
Property and equipment	$—	$5	$1
Software products	10	21	21
Customer base	5	27	12
Goodwill	2	25	6
Other intangible assets	—	8	—
Deferred income taxes	(1)	(5)	(5)
Purchase price obligations and debt assumed	(1)	(2)	(1)
Net current liabilities assumed	(2)	3	1

Cash paid for acquired businesses, net of cash acquired of $1 and $10 and $4 million, respectively	$13	$82	$35

Supplemental Guarantor Condensed Consolidating Financial Statements	3 Months Ended	12 Months Ended
	Mar. 31, 2012	Dec. 31, 2011
Supplemental Guarantor Condensed Consolidating Financial Statements

11. Supplemental Guarantor Condensed Consolidating Financial Statements:

SunGard’s senior unsecured notes are jointly and severally, fully and unconditionally guaranteed on a senior unsecured basis and the senior subordinated notes are jointly and severally, fully and unconditionally guaranteed on an unsecured senior subordinated basis, in each case, subject to certain exceptions, by substantially all wholly owned, domestic subsidiaries of SunGard (collectively, the “Guarantors”). Each of the Guarantors is 100% owned, directly or indirectly, by SunGard. None of the other subsidiaries of SunGard, either direct or indirect, nor any of the Holding Companies, guarantee the senior notes and senior subordinated notes (“Non-Guarantors”). The Guarantors and SunGard Holdco LLC also unconditionally guarantee the senior secured credit facilities. The Guarantors are subject to release under certain circumstances as described below.

The indentures evidencing the guarantees provide for a Guarantor to be automatically and unconditionally released and discharged from its guarantee obligations in certain circumstances, including upon the earliest to occur of:

•	The sale, exchange or transfer of the subsidiary’s capital stock or all or substantially all of its assets;

•	Designation of the Guarantor as an “unrestricted subsidiary” for purposes of the indenture covenants;

•	Release or discharge of the Guarantor’s guarantee of certain other indebtedness; or

•	Legal defeasance or covenant defeasance of the indenture obligations when provision has been made for them to be fully satisfied.

The following tables present the financial position, results of operations and cash flows of SunGard (referred to as “Parent Company” for purposes of this note only), the Guarantor subsidiaries, the Non-Guarantor subsidiaries and Eliminations as of December 31, 2011 and March 31, 2012, and for the three month periods ended March 31, 2011 and 2012 to arrive at the information for SunGard on a consolidated basis. SCC and SCCII are neither parties to nor guarantors of the debt issued as described in the notes to consolidated financial statements included in the Company’s Form 10-K for the year ended December 31, 2011.

(in millions)	Supplemental Condensed Consolidating Balance Sheet December 31, 2011
	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Assets
Current:
Cash and cash equivalents	$529	$(15)	$354	$—	$868
Intercompany balances	(5,247)	4,516	731	—	—
Trade receivables, net	2	603	346	—	951
Prepaid expenses, taxes and other current assets	1,461	54	271	(1,456)	330
Assets held for sale	—	1,315	13	(2)	1,326

Total current assets	(3,255)	6,473	1,715	(1,458)	3,475
Property and equipment, net	—	588	305	—	893
Intangible assets, net	120	2,701	476	—	3,297
Intercompany balances	250	1	(251)	—	—
Goodwill	—	3,784	1,101	—	4,885
Investment in subsidiaries	12,673	2,253	—	(14,926)	—

Total Assets	$9,788	$15,800	$3,346	$(16,384)	$12,550

Liabilities and Stockholder’s Equity
Current:
Short-term and current portion of long-term debt	$—	$3	$7	$—	$10
Accounts payable and other current liabilities	296	2,170	901	(1,456)	1,911
Liabilities related to assets held for sale	—	219	11	—	230

Total current liabilities	296	2,392	919	(1,456)	2,151
Long-term debt	7,612	2	205	—	7,819
Intercompany debt	82	19	16	(117)	—
Deferred income taxes	337	714	68	—	1,119

Total liabilities	8,327	3,127	1,208	(1,573)	11,089

Total stockholder’s equity	1,461	12,673	2,138	(14,811)	1,461

Total Liabilities and Stockholder’s Equity	$9,788	$15,800	$3,346	$(16,384)	$12,550

(in millions)	Supplemental Condensed Consolidating Balance Sheet March 31, 2012
	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Assets
Current:
Cash and cash equivalents	$1,053	$(15)	$340	$—	$1,378
Intercompany balances	(5,358)	4,624	734	—	—
Trade receivables, net	6	552	302	—	860
Prepaid expenses, taxes and other current assets	986	133	316	(1,074)	361

Total current assets	(3,313)	5,294	1,692	(1,074)	2,599
Property and equipment, net	—	586	308	—	894
Intangible assets, net	105	2,627	456	—	3,188
Intercompany balances	258	—	(258)	—	—
Goodwill	—	3,833	1,071	—	4,904
Investment in subsidiaries	11,699	2,221	—	(13,920)	—

Total Assets	$8,749	$14,561	$3,269	$(14,994)	$11,585

Liabilities and Stockholder’s Equity
Current:
Short-term and current portion of long-term debt	$497	$3	$8	$—	$508
Accounts payable and other current liabilities	212	2,140	867	(1,074)	2,145

Total current liabilities	709	2,143	875	(1,074)	2,653
Long-term debt	5,894	2	205	—	6,101
Intercompany debt	83	17	17	(117)	—
Deferred income taxes	330	700	68	—	1,098

Total liabilities	7,016	2,862	1,165	(1,191)	9,852

Total stockholder’s equity	1,733	11,699	2,104	(13,803)	1,733

Total Liabilities and Stockholder’s Equity	$8,749	$14,561	$3,269	$(14,994)	$11,585

(in millions)	Supplemental Condensed Consolidating Schedule of Comprehensive Income Three Months ended March 31, 2011
	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated

Total revenue	$—	$726	$444	$(84)	$1,086

Costs and expenses:
Cost of sales and administrative expenses	26	521	388	(84)	851
Depreciation and amortization	—	47	22	—	69
Amortization of acquisition-related intangible assets	—	91	26	—	117

	26	659	436	(84)	1,037

Operating income (loss)	(26)	67	8	—	49
Net interest income (expense)	(127)	(1)	(8)	—	(136)
Other income (expense)	21	—	—	(23)	(2)

Income (loss) from continuing operations before income taxes	(132)	66	—	(23)	(89)
Benefit from (provision for) income taxes	54	(43)	—	—	11

Income (loss) from continuing operations	(78)	23	—	(23)	(78)
Income (loss) from discontinued operations, net of tax	55	55	—	(55)	55

Net income (loss)	$(23)	$78	$—	$(78)	$(23)

Comprehensive income (loss)	$42	$134	$53	$(187)	$42

(in millions)	Supplemental Condensed Consolidating Schedule of Comprehensive Income Three Months ended March 31, 2012
	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated

Total revenue	$—	$713	$413	$(87)	$1,039

Costs and expenses:
Cost of sales and administrative expenses	25	534	343	(87)	815
Depreciation and amortization	—	48	23	—	71
Amortization of acquisition-related intangible assets	—	84	18	—	102

	25	666	384	(87)	988

Operating income (loss)	(25)	47	29	—	51
Net interest income (expense)	(114)	—	(8)	—	(122)
Other income (expense)	52	23	2	(90)	(13)

Income (loss) from continuing operations before income taxes	(87)	70	23	(90)	(84)
Benefit from (provision for) income taxes	10	(3)	—	—	7

Income (loss) from continuing operations	(77)	67	23	(90)	(77)
Income (loss) from discontinued operations, net of tax	312	93	4	(97)	312

Net income (loss)	$235	$160	$27	$(187)	$235

Comprehensive income (loss)	$271	$185	$49	$(234)	$271

(in millions)	Supplemental Condensed Consolidating Schedule of Cash Flows Three Months ended March 31, 2011
	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated

Cash flow from operations:
Net income (loss)	$(23)	$78	$—	$(78)	$(23)
Income (loss) from discontinued operations	55	55	—	(55)	55

Income (loss) from continuing operations	(78)	23	—	(23)	(78)
Non cash adjustments	(10)	120	49	23	182
Changes in operating assets and liabilities	54	(79)	(12)	—	(37)

Cash flow from (used in) continuing operations	(34)	64	37	—	67
Cash flow from (used in) discontinued operations	—	(14)	—	—	(14)

Cash flow from (used in) operations	(34)	50	37	—	53

Investment activities:
Intercompany transactions	86	6	(92)	—	—
Cash paid for acquired businesses, net of cash acquired	—	(6)	(13)	—	(19)
Cash paid for property and equipment and software	(1)	(40)	(20)	—	(61)
Other investing activities	—	1	—	—	1

Cash provided by (used in) continuing operations	85	(39)	(125)	—	(79)
Cash provided by (used in) discontinued operations	—	(3)	—	—	(3)

Cash provided by (used in) investment activities	85	(42)	(125)	—	(82)

Financing activities:
Net repayments of long-term debt	(5)	(1)	19	—	13
Other financing activities	(2)	—	—	—	(2)

Cash provided by (used in) continuing operations	(7)	(1)	19	—	11
Cash provided by (used in) discontinued operations	—	—	—	—	—

Cash provided by (used in) financing activities	(7)	(1)	19	—	11

Effect of exchange rate changes on cash	—	—	16	—	16

Increase (decrease) in cash and cash equivalents	44	7	(53)	—	(2)
Beginning cash and cash equivalents	179	1	598	—	778

Ending cash and cash equivalents	$223	$8	$545	$—	$776

(in millions)	Supplemental Condensed Consolidating Schedule of Cash Flows Three Months ended March 31, 2012
	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated

Cash flow from operations:
Net income (loss)	$235	$160	$27	$(187)	$235
Income (loss) from discontinued operations	312	93	4	(97)	312

Income (loss) from continuing operations	(77)	67	23	(90)	(77)
Non cash adjustments	18	98	37	90	243
Changes in operating assets and liabilities	7	(68)	(38)	—	(99)

Cash flow from (used in) continuing operations	(52)	97	22	—	67
Cash flow from (used in) discontinued operations	(2)	—	10	—	8

Cash flow from (used in) operations	(54)	97	32	—	75

Investment activities:
Intercompany transactions	1,828	(24)	(33)	(1,771)	—
Cash paid for acquired businesses, net of cash acquired	—	—	(6)	—	(6)
Cash paid for property and equipment and software	—	(41)	(19)	—	(60)
Other investing activities	1	—	2	—	3

Cash provided by (used in) continuing operations	1,829	(65)	(56)	(1,771)	(63)
Cash provided by (used in) discontinued operations	—	1,740	—	—	1,740

Cash provided by (used in) investment activities	1,829	1,675	(56)	(1,771)	1,677

Financing activities:
Intercompany dividends of HE sale proceeds	—	(1,771)	—	1,771	—
Net repayments of long-term debt	(1,241)	(1)	(2)	—	(1,244)
Other financing activities	(10)	—	—	—	(10)

Cash provided by (used in) continuing operations	(1,251)	(1,772)	(2)	1,771	(1,254)
Cash provided by (used in) discontinued operations	—	—	—	—	—

Cash provided by (used in) financing activities	(1,251)	(1,772)	(2)	1,771	(1,254)

Effect of exchange rate changes on cash	—	—	7	—	7

Increase (decrease) in cash and cash equivalents	524	—	(19)	—	505
Beginning cash and cash equivalents	529	(15)	359	—	873

Ending cash and cash equivalents	$1,053	$(15)	$340	$—	$1,378

During the first quarter of 2012, the Company determined that it had incorrectly accounted for intercompany dividend income and the related eliminations presented in the Supplemental Condensed Consolidating Schedules of Operations in the Company’s Form 10-K for the periods ended December 31, 2009, 2010 and 2011. The Company determined that the incorrect presentation resulted in an understatement of income (or overstatement of loss) from continuing operations and net income (loss) for both the Non-Guarantor subsidiaries and the Guarantor subsidiaries. It was further determined that cash flows from operations and cash flows from investment activities for Parent (SunGard), Guarantor subsidiaries and Non-Guarantor subsidiaries were each affected between operating and investing. The Company also identified a misclassification of expense between Guarantor subsidiaries and Non-Guarantor subsidiaries in 2010 totaling $91 million. In addition, the Company also determined that it had incorrectly recorded intercompany transactions between certain Guarantor and Non-Guarantor subsidiaries as a component of net interest income (expense) resulting in an understatement of operating expenses for the Guarantor subsidiaries and an understatement of revenues for the Non-Guarantor subsidiaries. These errors had no impact on the consolidated financial statements of SunGard or any debt covenants and had no impact on the ability of SunGard’s subsidiaries to dividend cash to SunGard for debt service requirements. The Company assessed the materiality of these items on previously issued annual and interim financial statements in accordance with SEC Staff Accounting Bulletin No. 99, and concluded that the errors were not material to the consolidated financial statements.

The Company will revise the June 30, 2011 and September 30, 2011 financial statements to reflect the revisions discussed above, the next time such financial statements are included in future reports for comparable purposes.

The following is a summary of the impacts of the errors on each of the statements that were included in the Quarterly Report on Form 10-Q for the periods indicated (n/c = no change).

Supplemental Condensed Consolidating Schedule of Operations

	Parent Company			Guarantor Subsidiaries			Non-Guarantor Subsidiaries			Eliminations
(in millions)	As Reported	As Revised		As Reported	As Revised		As Reported	As Revised		As Reported	As Revised
Three Months Ended March 31, 2011
Revenue	n/c	n/c		$845	$726	(f)	$366	$444	(f)	$(1)	$(84	)(f)
Operating income (loss)	n/c	n/c		165	67	(f)	(76)	8	(f)	—	—
Other income (loss)	$49	$21	(a)	(62)	—	(a)	n/c	n/c	(a)	11	(23	)(a)
Income (loss) from before income taxes	(64)	n/a		68	n/a		(90)	n/a		11	n/a
Income (loss) from continuing operations before income taxes	n/a	(132	)(a)	n/a	66	(a)	n/a	—	(a)	n/a	(23	)(a)
Income (loss) from continuing operations	n/a	(78	)(a)	n/a	23	(a)	n/a	—	(a)	n/a	(23	)(a)
Net income (loss)	n/c	n/c		51	78	(a)	(62)	—	(a)	11	(78	)(a)

Three Months Ended June 30, 2011
Revenue	n/c	n/c		$866	$742	(f)	$399	$523	(f)	$1	$(132	)(f)
Operating income (loss)	n/c	n/c		194	36	(f)	(49)	79	(f)	—	—
Other income (loss)	$29	$85	(b)	12	94	(b)	n/c	n/c	(b)	(40)	(178	)(b)
Income (loss) from before income taxes	(128)	n/a		129	n/a		18	n/a		(40)	n/a
Income (loss) from continuing operations before income taxes	n/a	(73	)(b)	n/a	130	(b)	n/a	70	(b)	n/a	(178	)(b)
Income (loss) from continuing operations	n/a	(31	)(b)	n/a	85	(b)	n/a	93	(b)	n/a	(178	)(b)
Net income (loss)	n/c	n/c		28	43	(b)	12	95	(b)	(40)	(138	)(b)

Six Months Ended June 30, 2011
Revenue	n/c	n/c		$1,711	$1,468	(f)	$765	$967	(f)	$—	$(216	)(f)
Operating income (loss)	n/c	n/c		359	103	(f)	(125)	87	(f)	—	—
Other income (loss)	$78	$106	(c)	(50)	94	(c)	n/c	n/c	(c)	(29)	(201	)(c)
Income (loss) from before income taxes	(192)	n/a		197	n/a		(72)	n/a		(29)	n/a
Income (loss) from continuing operations before income taxes	n/a	(205	)(c)	n/a	196	(c)	n/a	70	(c)	n/a	(201	)(c)
Income (loss) from continuing operations	n/a	(109	)(c)	n/a	108	(c)	n/a	93	(c)	n/a	(201	)(c)
Net income (loss)	n/c	n/c		79	121	(c)	(50)	95	(c)	(29)	(216	)(c)

Three Months Ended September 30, 2011
Revenue	n/c	n/c		n/c	n/c		$359	$465	(f)	$—	$(106	)(f)
Operating income (loss)	n/c	n/c		$168	$62	(f)	(67)	39	(f)	—	—
Other income (loss)	$71	$75	(d)	(80)	70	(d)	n/c	n/c	(d)	8	(146	)(d)
Income (loss) from continuing operations before income taxes	(58)	(85	)(d)	100	132	(d)	(118)	31	(d)	8	(146	)(d)
Income (loss) from continuing operations	(14)	(41	)(d)	44	76	(d)	(79)	70	(d)	8	(146	)(d)
Net income (loss)	n/c	n/c		71	103	(d)	(81)	68	(d)	10	(171	)(d)

Nine Months Ended September 30, 2011
Revenue	n/c	n/c		n/c	n/c		$1,110	$1,432	(f)	$—	$(322	)(f)
Operating income (loss)	n/c	n/c		$487	$165	(f)	(196)	126	(f)	—	—
Other income (loss)	$148	$181	(e)	(132)	164	(e)	n/c	n/c	(e)	(18)	(347	)(e)
Income (loss) from continuing operations before income taxes	(250)	(290	)(e)	254	328	(e)	(194)	101	(e)	(18)	(347	)(e)
Income (loss) from continuing operations	(110)	(150	)(e)	110	184	(e)	(132)	163	(e)	(18)	(347	)(e)
Net income (loss)	n/c	n/c		150	224	(e)	(132)	163	(e)	(18)	(387	)(e)

In addition to the change in the presentation of HE as a discontinued operation subsequent to the initial reporting, the changes outlined below have been made in the amounts presented “As Revised”.

(a)	Impact of the correction of intercompany dividends of $40 million, $51 million and $(91) million for Parent, guarantor subsidiaries and non-guarantor subsidiaries, respectively.

(b)	Impact of the correction of intercompany dividends of $2 million, $54 million and $(56) million for Parent, guarantor subsidiaries and non-guarantor subsidiaries, respectively.

(c)	Impact of the correction of intercompany dividends of $42 million, $105 million and $(147) million for Parent, guarantor subsidiaries and non-guarantor subsidiaries, respectively.

(d)	Impact of the correction of intercompany dividends of $32 million, $117 million and $(149) million for Parent, guarantor subsidiaries and non-guarantor subsidiaries, respectively.

(e)	Impact of the correction of intercompany dividends of $74 million, $222 million and $(296) million for Parent, guarantor subsidiaries and non-guarantor subsidiaries, respectively.

(f)	The correction of the error related to intercompany transactions caused an increase in Non-Guarantor Revenue and an increase in Guarantor Costs of sales and administrative expenses. As the amounts are intercompany charges, the related eliminations also increased by an equal amount. These amounts had previously been reported in the caption Interest Income (Expense) and correction of the error decreases Interest income for the Non-Guarantor subsidiaries and decreases Interest expense for the Guarantor subsidiaries. The impacts to each of the periods presented in the table above for this error were as follows:

•	Three months ended March 31, 2011: $84 million;

•	Three months ended June 30, 2011: $132 million;

•	Six months ended June 30, 2011: $216 million;

•	Three months ended September 30, 2011: $106 million;

•	Nine months ended September 30, 2011: $322 million.

Supplemental Condensed Consolidating Schedule of Cash Flows

	Parent Company		Guarantor Subsidiaries		Non-Guarantor Subsidiaries		Eliminations
(in millions)	As Reported	As Revised	As Reported	As Revised	As Reported	As Revised	As Reported	As Revised
Three Months Ended March 31, 2011
Cash Flow from Operations:
Net income (loss)	n/c	n/c	$51	$78	$(62)	$—	$11	$(78)
Income (loss) from continuing operations	n/a	$(78)	n/a	23	n/a	—	n/a	(23)
Non-cash adjustments	$(38)	(10)	198	120	n/c	n/c	(11)	23
Changes in operating assets and liabilities	73	54	(160)	(79)	(35)	(12)	n/c	n/c

Cash flow from (used in) continuing operations	n/a	(34)	n/a	64	n/a	37	n/a	—
Cash flow from (used in) operations	12	(34)	89	50	(48)	37	n/c	n/c

Investment activities:
Intercompany transactions	39	86	(33)	6	(6)	(92)	n/c	n/c
Cash provided by (used in) continuing operations	n/a	85	n/a	(39)	n/a	(125)	n/a	—
Cash provided by (used in) investment activities	38	85	(81)	(42)	(39)	(125)	n/c	n/c

Six Months Ended June 30, 2011
Cash Flow from Operations:
Net income (loss)	n/c	n/c	$79	$121	$(50)	$95	$(29)	$(216)
Income (loss) from continuing operations	n/a	*	n/a	*	n/a	*	n/a	*
Non-cash adjustments	$(53)	*	322	*	98	*	29	*
Changes in operating assets and liabilities	82	*	(131)	*	(74)	*	—	*

Cash flow from (used in) continuing operations	n/a	*	n/a	*	n/a	*	n/a	*
Cash flow from (used in) operations	(67)	*	270	*	(26)	*	—	*

Investment activities:
Intercompany transactions	127	*	(165)	*	38	*	—	*
Cash provided by (used in) continuing operations	n/a	*	n/a	*	n/a	*	n/a	*
Cash provided by (used in) investment activities	123	*	(267)	*	(16)	*	—	*

Nine Months Ended September 30, 2011
Cash Flow from Operations:
Net income (loss)	n/c	n/c	$150	$224	$(132)	$163	$(18)	$(387)
Income (loss) from continuing operations	$(110)	$(150)	110	184	(132)	163	(18)	(348)
Non-cash adjustments	(71)	(145)	446	190	115	115	18	348

Cash flow from (used in) continuing operations	(383)	(497)	833	651	(96)	200	n/c	n/c
Cash flow from (used in) operations	(383)	(497)	908	726	(98)	198	n/c	n/c

Investment activities:
Intercompany transactions	535	649	(772)	(590)	237	(59)	n/c	n/c

Cash provided by (used in) continuing operations	531	645	(910)	(728)	159	(137)	n/c	n/c
Cash provided by (used in) investment activities	531	645	(916)	(734)	158	(138)	n/c	n/c

The impact of the dividend elimination error is shown above as the difference between As Reported and As Revised Cash flow from (used in) operations and Cash provided by (used in) investment activities. Other captions presented above have been adjusted to reflect both the error and the presentation of HE as a discontinued operation.

*	The Company has not yet provided financial information for the three and six months ended June 30, 2011 which reflects HE as a discontinued operation. When the Form 10-Q for the period ended June 30, 2012 is filed, in addition to the changes in presentation of HE as a discontinued operation subsequent to the initial reporting, the impact of the correction of intercompany dividends of $42 million, $105 million and $(147) million for Parent, Guarantor subsidiaries and Non-guarantor subsidiaries, respectively, will be reflected.

n/a = not applicable as the Company did not report discontinued operations in the original filing.

15. Supplemental Guarantor Condensed Consolidating Financial Statements:

SunGard’s senior unsecured notes are jointly and severally, fully and unconditionally guaranteed on a senior unsecured basis and the senior subordinated notes are jointly and severally, fully and unconditionally guaranteed on an unsecured senior subordinated basis, in each case, subject to certain exceptions, by substantially all wholly owned, domestic subsidiaries of SunGard (collectively, the “Guarantors”). Each of the Guarantors is 100% owned, directly or indirectly, by SunGard. None of the other subsidiaries of SunGard, either direct or indirect, nor any of the Holding Companies, guarantee the senior notes and senior subordinated notes (“Non-Guarantors”). The Guarantors and SunGard Holdco LLC also unconditionally guarantee the senior secured credit facilities, described in Note 5. The Guarantors are subject to release under certain circumstances as described below.

The indentures evidencing the guarantees provide for a Guarantor to be automatically and unconditionally released and discharged from its guarantee obligations in certain circumstances, including upon the earliest to occur of:

•	The sale, exchange or transfer of the subsidiary’s capital stock or all or substantially all of its assets;

•	Designation of the Guarantor as an “unrestricted subsidiary” for purposes of the indenture covenants;

•	Release or discharge of the Guarantor’s guarantee of certain other indebtedness; or

•	Legal defeasance or covenant defeasance of the indenture obligations when provision has been made for them to be fully satisfied.

The following tables present the financial position, results of operations and cash flows of SunGard (referred to as “Parent Company” for purposes of this note only), the Guarantor subsidiaries, the Non-Guarantor subsidiaries and Eliminations as of December 31, 2010 and 2011, and for the years ended December 31, 2009, 2010 and 2011 to arrive at the information for SunGard on a consolidated basis. SCC and SCCII are neither parties to nor guarantors of the debt issued as described in Note 5.

Supplemental Condensed Consolidating Balance Sheet

	December 31, 2010
(in millions)	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Assets
Current:
Cash and cash equivalents	$179	$4	$588	$—	$771
Intercompany balances	(6,865)	6,028	837	—	—
Trade receivables, net	2	617	349	—	968
Prepaid expenses, taxes and other current assets	2,544	72	307	(2,520)	403
Assets held for sale	—	1,327	20	(8)	1,339

Total current assets	(4,140)	8,048	2,101	(2,528)	3,481
Property and equipment, net	—	576	316	—	892
Intangible assets, net	150	3,050	539	—	3,739
Goodwill	—	3,739	1,117	—	4,856
Intercompany balances	(4)	—	4	—	—
Investment in subsidiaries	13,562	2,444	—	(16,006)	—

Total Assets	$9,568	$17,857	$4,077	$(18,534)	$12,968

Liabilities and Stockholder’s Equity
Current:
Short-term and current portion of long-term debt	$—	$2	$7	$—	$9
Accounts payable and other current liabilities	203	3,343	928	(2,520)	1,954
Liabilities related to assets held for sale	—	235	11	—	246

Total current liabilities	203	3,580	946	(2,520)	2,209
Long-term debt	7,607	2	437	—	8,046
Intercompany debt	(195)	65	249	(119)	—
Deferred income taxes	346	648	112	—	1,106

Total liabilities	7,961	4,295	1,744	(2,639)	11,361

Total stockholder’s equity	1,607	13,562	2,333	(15,895)	1,607

Total Liabilities and Stockholder’s Equity	$9,568	$17,857	$4,077	$(18,534)	$12,968

Supplemental Condensed Consolidating Balance Sheet

	December 31, 2011
(in millions)	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Assets
Current:
Cash and cash equivalents	$529	$(15)	$354	$—	$868
Intercompany balances	(5,247)	4,516	731	—	—
Trade receivables, net	2	603	346	—	951
Prepaid expenses, taxes and other current assets	1,461	54	271	(1,456)	330
Assets held for sale	—	1,315	13	(2)	1,326

Total current assets	(3,255)	6,473	1,715	(1,458)	3,475
Property and equipment, net	—	588	305	—	893
Intangible assets, net	120	2,701	476	—	3,297
Goodwill	—	3,784	1,101	—	4,885
Intercompany balances	250	1	(251)	—	—
Investment in subsidiaries	12,673	2,253	—	(14,926)	—

Total Assets	$9,788	$15,800	$3,346	$(16,384)	$12,550

Liabilities and Stockholder’s Equity
Current:
Short-term and current portion of long-term debt	$—	$3	$7	$—	$10
Accounts payable and other current liabilities	296	2,170	901	(1,456)	1,911
Liabilities related to assets held for sale	—	219	11	—	230

Total current liabilities	296	2,392	919	(1,456)	2,151
Long-term debt	7,612	2	205	—	7,819
Intercompany debt	82	19	16	(117)	—
Deferred income taxes	337	714	68	—	1,119

Total liabilities	8,327	3,127	1,208	(1,573)	11,089

Total stockholder’s equity	1,461	12,673	2,138	(14,811)	1,461

Total Liabilities and Stockholder’s Equity	$9,788	$15,800	$3,346	$(16,384)	$12,550

During the first quarter of 2012, the Company determined that it had incorrectly accounted for intercompany dividend income and the related eliminations presented in the Supplemental Condensed Consolidating Schedules of Operations in the Company’s Form 10-K for the periods ended December 31, 2009, 2010 and 2011. The Company determined that the incorrect presentation resulted in an understatement of income (or overstatement of loss) from continuing operations and net income (loss) for both the Non-Guarantor subsidiaries and the Guarantor subsidiaries. It was further determined that cash flows from operations and cash flows from investment activities for Parent (SunGard), Guarantor subsidiaries and Non-Guarantor subsidiaries were each affected between operating and investing. The Company also identified a misclassification of expense between Guarantor subsidiaries and Non-Guarantor subsidiaries in 2010 totaling $91 million. In addition, the Company also determined that it had incorrectly recorded intercompany transactions between certain Guarantor and Non-Guarantor subsidiaries as a component of net interest income (expense) resulting in an understatement of operating expenses for the Guarantor subsidiaries and an understatement of revenues for the Non-Guarantor subsidiaries. These errors had no impact on the consolidated financial statements of SunGard or any debt covenants and had no impact on the ability of SunGard’s subsidiaries to dividend cash to SunGard for debt service requirements. The Company assessed the materiality of these items on previously issued annual and interim financial statements in accordance with SEC Staff Accounting Bulletin No. 99, and concluded that the errors were not material to the consolidated financial statements.

The following is a summary of the impacts of the errors on each of the statements that were included in the annual report on Form 10-K for the period ended December 31, 2011 (n/c = no change). There was no impact to the Supplemental Condensed Consolidating Balance Sheet for any period.

Supplemental Condensed Consolidating Schedule of Operations

	Guarantor Subsidiaries		Non-Guarantor Subsidiaries		Eliminations
(in millions)	As Reported	As Revised	As Reported	As Revised	As Reported	As Revised
Year ended December 31, 2009
Revenue	n/c	n/c	$1,981	$2,089	$(103)	$(211)
Operating income (loss)	$(640)	$(748)	52	160	—	—
Other income	39	71	(87)	10	808	679
Income (loss) from continuing operations before income taxes	(714)	(682)	28	125	808	679
Income (loss) from continuing operations	(777)	(745)	(31)	66	808	679
Net income (loss)	(710)	(678)	(26)	71	736	607

Year ended December 31, 2010
Revenue	$3,148	$2,985	$1,505	$1,885	$(163)	$(380)
Operating income (loss)	582	111	(267)	204	—	—
Other income	(12)	80	(267)	3	213	(149)
Income (loss) from continuing operations before income taxes	188	189	(197)	164	213	(149)
Income (loss) from continuing operations	71	72	(284)	77	213	(149)
Net income (loss)	(85)	(84)	(470)	(109)	555	193

Year ended December 31, 2011
Revenue	n/c	n/c	$1,513	$1,935	$—	$(422)
Operating income (loss)	$659	$237	(193)	229	—	—
Other income	(791)	122	(1,895)	(7)	2,354	(447)
Income (loss) from continuing operations before income taxes	(555)	358	(1,697)	191	2,354	(447)
Income (loss) from continuing operations	(588)	325	(1,766)	122	2,354	(447)
Net income (loss)	(529)	384	(1,767)	121	2,296	(505)

Supplemental Condensed Consolidating Schedule of Cash Flows

	Parent Company		Guarantor Subsidiaries		Non-Guarantor Subsidiaries		Eliminations
(in millions)	As Reported	As Revised	As Reported	As Revised	As Reported	As Revised	As Reported	As Revised
Year ended December 31, 2009
Cash Flow from Operations:
Net income (loss)	n/c	n/c	$(710)	$(678)	$(26)	$71	$736	$607
Income (loss) from continuing operations	n/c	n/c	(777)	(745)	(31)	66	808	679
Non-cash adjustments	$845	$813	1,614	1,517	n/c	n/c	(808)	(679)

Cash flow from (used in) continuing operations	(649)	(681)	734	669	464	561	n/c	n/c
Cash flow from (used in) operations	(649)	(681)	791	726	497	594	n/c	n/c

Investment activities:
Intercompany transactions	1,046	1,078	(513)	(448)	(533)	(630)	n/c	n/c
Cash provided by (used in) continuing operations	1,046	1,078	(749)	(684)	(620)	(717)	n/c	n/c
Cash provided by (used in) investment activities	1,111	1,143	(808)	(743)	(636)	(733)	n/c	n/c

Year ended December 31, 2010
Cash Flow from Operations:
Net income (loss)	n/c	n/c	n/c	n/c	$(471)	$(109)	$555	$193
Income (loss) from continuing operations	n/c	n/c	n/c	n/c	(285)	77	213	(149)
Non-cash adjustments	n/c	n/c	$959	$597	n/c	n/c	(213)	149

Cash flow from (used in) continuing operations	n/c	n/c	1,395	1,033	(112)	250	n/c	n/c
Cash flow from (used in) operations	n/c	n/c	1,507	1,145	(106)	256	n/c	n/c

Investment activities:
Intercompany transactions	n/c	n/c	(1,099)	(737)	392	30	n/c	n/c
Cash provided by (used in) continuing operations	n/c	n/c	(1,379)	(1,017)	299	(63)	n/c	n/c
Cash provided by (used in) investment activities	n/c	n/c	(1,491)	(1,129)	274	(88)	n/c	n/c

Year ended December 31, 2011
Cash Flow from Operations:
Net income (loss)	n/c	n/c	$(528)	$384	$(1,768)	$121	$2,296	$(505)
Income (loss) from continuing operations	n/c	n/c	(587)	325	(1,767)	122	2,354	(447)
Non-cash adjustments	$651	$(261)	2,224	335	n/c	n/c	(2,354)	447

Cash flow from (used in) continuing operations	397	(515)	1,788	811	(1,583)	306	n/c	n/c
Cash flow from (used in) operations	396	(516)	1,865	888	(1,583)	306	n/c	n/c

Investment activities:
Intercompany transactions	(90)	822	(1,605)	(628)	1,695	(194)	n/c	n/c
Cash provided by (used in) continuing operations	(94)	818	(1,807)	(830)	1,586	(303)	n/c	n/c
Cash provided by (used in) investment activities	(26)	886	(1,881)	(904)	1,581	(308)	n/c	n/c

Supplemental Condensed Consolidating Schedule of Comprehensive Income

	Year ended December 31, 2009
(in millions)	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Total revenue	$—	$2,928	$2,089	$(211)	$4,806

Costs and expenses:
Cost of sales and administrative expenses	96	1,978	1,732	(211)	3,595
Depreciation and amortization	—	201	74	—	275
Amortization of acquisition-related intangible assets	2	371	123	—	496
Goodwill impairment charges	—	1,126	—	—	1,126

	98	3,676	1,929	(211)	5,492

Operating income (loss)	(98)	(748)	160	—	(686)
Net interest income (expense)	(580)	(5)	(45)	—	(630)
Other income (expense)	(745)	71	10	679	15

Income (loss) from continuing operations before income taxes	(1,423)	(682)	125	679	(1,301)
Benefit from (provision for) income taxes	238	(63)	(59)	—	116

Income (loss) from continuing operations	(1,185)	(745)	66	679	(1,185)
Income (loss) from discontinued operations, net of tax	67	67	5	(72)	67

Net income (loss)	$(1,118)	$(678)	$71	$607	$(1,118)

Comprehensive income (loss)	$(1,020)	$(598)	$140	$458	$(1,020)

Supplemental Condensed Consolidating Schedule of Comprehensive Income

	Year ended December 31, 2010
(in millions)	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Total revenue	$—	$2,985	$1,885	$(380)	$4,490

Costs and expenses:
Cost of sales and administrative expenses	109	2,103	1,519	(380)	3,351
Depreciation and amortization	—	193	85	—	278
Amortization of acquisition-related intangible assets	1	373	77	—	451
Goodwill impairment charges	—	205	—	—	205

	110	2,874	1,681	(380)	4,285

Operating income (loss)	(110)	111	204	—	205
Net interest income (expense)	(591)	(2)	(43)	—	(636)
Other income (expense)	15	80	3	(149)	(51)

Income (loss) from continuing operations before income taxes	(686)	189	164	(149)	(482)
Benefit from (provision for) income taxes	272	(117)	(87)	—	68

Income (loss) from continuing operations	(414)	72	77	(149)	(414)
Income (loss) from discontinued operations, net of tax	(156)	(156)	(186)	342	(156)

Net income (loss)	$(570)	$(84)	$(109)	$193	$(570)

Comprehensive income (loss)	$(478)	$(27)	$(47)	$74	$(478)

Supplemental Condensed Consolidating Schedule of Comprehensive Income

	Year ended December 31, 2011
(in millions)	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Total revenue	$—	$2,986	$1,935	$(422)	$4,499

Costs and expenses:
Cost of sales and administrative expenses	132	2,170	1,528	(422)	3,408
Depreciation and amortization	—	183	89	—	272
Amortization of acquisition-related intangible assets	1	348	89	—	438
Goodwill impairment charges	—	48	—	—	48

	133	2,749	1,706	(422)	4,166

Operating income (loss)	(133)	237	229	—	333
Net interest income (expense)	(489)	(1)	(31)	—	(521)
Other income (expense)	329	122	(7)	(447)	(3)

Income (loss) from continuing operations before income taxes	(293)	358	191	(447)	(191)
Benefit from (provision for) income taxes	220	(33)	(69)	—	118

Income (loss) from continuing operations	(73)	325	122	(447)	(73)
Income (loss) from discontinued operations, net of tax	(76)	59	(1)	(58)	(76)

Net income (loss)	$(149)	$384	$121	$(505)	$(149)

Comprehensive income (loss)	$(166)	$392	$128	$(520)	$(166)

Supplemental Condensed Consolidating Schedule of Cash Flows

	Year ended December 31, 2009
(in millions)	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash flow from operations:
Net income (loss)	$(1,118)	$(678)	$71	$607	$(1,118)
Income (loss) from discontinued operations	67	67	5	(72)	67

Income (loss) from continuing operations	(1,185)	(745)	66	679	(1,185)
Non cash adjustments	813	1,517	148	(679)	1,799
Changes in operating assets and liabilities	(309)	(103)	347	—	(65)

Cash flow from (used in) continuing operations	(681)	669	561	—	549
Cash flow from (used in) discontinued operations	—	57	33	—	90

Cash flow from (used in) operations	(681)	726	594	—	639

Investment activities:
Intercompany transactions	1,078	(448)	(630)	—	—
Cash paid for acquired businesses, net of cash acquired	—	(13)	—	—	(13)
Cash paid for property and equipment and software	—	(223)	(92)	—	(315)
Other investing activities	—	—	5	—	5

Cash provided by (used in) continuing operations	1,078	(684)	(717)	—	(323)
Cash provided by (used in) discontinued operations	65	(59)	(16)	—	(10)

Cash provided by (used in) investment activities	1,143	(743)	(733)	—	(333)

Financing activities:
Net repayments of long-term debt	(844)	(8)	229	—	(623)
Other financing activities	(3)	—	—	—	(3)

Cash provided by (used in) continuing operations	(847)	(8)	229	—	(626)
Cash provided by (used in) discontinued operations	—	—	(2)	—	(2)

Cash provided by (used in) financing activities	(847)	(8)	227	—	(628)
Effect of exchange rate changes on cash	—	—	11	—	11

Increase (decrease) in cash and cash equivalents	(385)	(25)	99	—	(311)
Beginning cash and cash equivalents	511	16	448	—	975

Ending cash and cash equivalents	$126	$(9)	$547	$—	$664

Supplemental Condensed Consolidating Schedule of Cash Flows

	Year ended December 31, 2010
(in millions)	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash flow from operations:
Net income (loss)	$(570)	$(84)	$(109)	$193	$(570)
Income (loss) from discontinued operations	(156)	(156)	(186)	342	(156)

Income (loss) from continuing operations	(414)	72	77	(149)	(414)
Non cash adjustments	51	597	186	149	983
Changes in operating assets and liabilities	(317)	364	(13)	—	34

Cash flow from (used in) continuing operations	(680)	1,033	250	—	603
Cash flow from (used in) discontinued operations	—	112	6	—	118

Cash flow from (used in) operations	(680)	1,145	256	—	721

Investment activities:
Intercompany transactions	707	(737)	30	—	—
Cash paid for acquired businesses, net of cash acquired	—	(82)	—	—	(82)
Cash paid for property and equipment and software	(1)	(207)	(90)	—	(298)
Other investing activities	(2)	9	(3)	—	4

Cash provided by (used in) continuing operations	704	(1,017)	(63)	—	(376)
Cash provided by (used in) discontinued operations	253	(112)	(25)	—	116

Cash provided by (used in) investment activities	957	(1,129)	(88)	—	(260)

Financing activities:
Net repayments of long-term debt	(212)	(6)	(114)	—	(332)
Other financing activities	(12)	—	—	—	(12)

Cash provided by (used in) continuing operations	(224)	(6)	(114)	—	(344)
Cash provided by (used in) discontinued operations	—	—	—	—	—

Cash provided by (used in) financing activities	(224)	(6)	(114)	—	(344)
Effect of exchange rate changes on cash	—	—	(3)	—	(3)

Increase in cash and cash equivalents	53	10	51	—	114
Beginning cash and cash equivalents	126	(9)	547	—	664

Ending cash and cash equivalents	$179	$1	$598	$—	$778

Supplemental Condensed Consolidating Schedule of Cash Flows

	Year ended December 31, 2011
(in millions)	Parent Company	Guarantor Subsidiaries	Non-Guarantor Subsidiaries	Eliminations	Consolidated
Cash flow from operations:
Net income (loss)	$(149)	$384	$121	$(505)	$(149)
Income (loss) from discontinued operations	(76)	59	(1)	(58)	(76)

Income (loss) from continuing operations	(73)	325	122	(447)	(73)
Non cash adjustments	(261)	335	157	447	678
Changes in operating assets and liabilities	(181)	151	27	—	(3)

Cash flow from (used in) continuing operations	(515)	811	306	—	602
Cash flow from (used in) discontinued operations	(1)	77	—	—	76

Cash flow from (used in) operations	(516)	888	306	—	678

Investment activities:
Intercompany transactions	822	(628)	(194)	—	—
Cash paid for acquired businesses, net of cash acquired	—	(14)	(21)	—	(35)
Cash paid for property and equipment and software	—	(189)	(87)	—	(276)
Other investing activities	(4)	1	(1)	—	(4)

Cash provided by (used in) continuing operations	818	(830)	(303)	—	(315)
Cash provided by (used in) discontinued operations	68	(74)	(5)	—	(11)

Cash provided by (used in) investment activities	886	(904)	(308)	—	(326)

Financing activities:
Net repayments of long-term debt	(5)	—	(233)	—	(238)
Other financing activities	(15)	—	—	—	(15)

Cash provided by (used in) continuing operations	(20)	—	(233)	—	(253)
Cash provided by (used in) discontinued operations	—	—	—	—	—

Cash provided by (used in) financing activities	(20)	—	(233)	—	(253)
Effect of exchange rate changes on cash	—	—	(4)	—	(4)

Increase (decrease) in cash and cash equivalents	350	(16)	(239)	—	95
Beginning cash and cash equivalents	179	1	598	—	778

Ending cash and cash equivalents	$529	$(15)	$359	$—	$873

Basis of Presentation	3 Months Ended
Mar. 31, 2012
Basis of Presentation

1. Basis of Presentation:

SunGard Data Systems Inc. (“SunGard” or the “Company”) was acquired on August 11, 2005 (the “LBO”) in a leveraged buy-out by a consortium of private equity investment funds associated with Bain Capital Partners, The Blackstone Group, Goldman Sachs & Co., Kohlberg Kravis Roberts & Co., Providence Equity Partners, Silver Lake and TPG (collectively, the “Sponsors”).

SunGard is a wholly owned subsidiary of SunGard Holdco LLC, which is wholly owned by SunGard Holding Corp., which is wholly owned by SunGard Capital Corp. II (“SCCII”), which is a subsidiary of SunGard Capital Corp. (“SCC”). All four of these companies were formed for the purpose of facilitating the LBO and are collectively referred to as the “Holding Companies.”

The Company has three reportable segments: Financial Systems (“FS”), Availability Services (“AS”) and Other, which is comprised of K-12 Education (“K-12”) and Public Sector (“PS”). The consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany transactions and accounts have been eliminated.

The accompanying interim consolidated financial statements of the Company have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”), consistent in all material respects with those applied in the Company’s Annual Report on Form 10-K for the year ended December 31, 2011. Interim financial reporting does not include all of the information and footnotes required by GAAP for annual financial statements. The interim financial information is unaudited, but, in the opinion of management, includes all adjustments, consisting only of normal recurring adjustments necessary to provide a fair statement of results for the interim periods presented. Operating results for the interim periods presented are not necessarily indicative of the results that may be expected for the year ending December 31, 2012.

The presentation of certain prior year amounts has been revised to conform to the current year presentation.

Recent Accounting Pronouncements

In October 2011, the Financial Accounting Standards Board (“FASB”) announced that the specific requirement to present items that are reclassified from other comprehensive income to net income alongside their respective components of net income and other comprehensive income will be deferred. Therefore, those requirements related to the presentation of comprehensive income have not been adopted by the Company.

In September 2011, the FASB issued amended guidance that will simplify how entities test goodwill for impairment. After assessment of certain qualitative factors, if it is determined to be more likely than not that the fair value of a reporting unit is less than its carrying amount, entities must perform the quantitative analysis of the goodwill impairment test. Otherwise, the quantitative test(s) become optional. The guidance is effective January 1, 2012 with early adoption permitted. The Company expects to adopt this guidance for the annual goodwill impairment test performed as of July 1, 2012.

Goodwill	3 Months Ended
Mar. 31, 2012
Goodwill

3. Goodwill:

The following table summarizes changes in goodwill by segment (in millions):

	Cost				Accumulated Impairment
	FS	AS	Other	Subtotal	AS	Other	Subtotal	Total
Balance at December 31, 2011	$3,480	$2,239	$545	$6,264	$(1,162)	$(217)	$(1,379)	$4,885
2012 acquisitions	2	—	—	2	—	—	—	2
Adjustments related to the LBO and prior year acquisitions	(2)	(2)	—	(4)	—	—	—	(4)
Effect of foreign currency translation	18	3	—	21	—	—	—	21

Balance at March 31, 2012	$3,498	$2,240	$545	$6,283	$(1,162)	$(217)	$(1,379)	$4,904

Equity	3 Months Ended
Mar. 31, 2012
Equity

7. Equity:

The components of accumulated other comprehensive income (loss) at December 31, 2011 and March 31, 2012 are as follows (in millions):

	December 31, 2011	March 31, 2012
Foreign currency translation	$(37)	$(4)
Net unrealized gain (loss) on derivative instruments	(9)	(6)

Accumulated other comprehensive income (loss)	$(46)	$(10)